Lease to International Wireless, Inc.




                                      LEASE
               Metro North Corporate Center, Woburn, Massachusetts
                                 by and between
                      600 METRONORTH CORPORATE CENTER, LLC,
                                   as Landlord
                                       and
                          INTERNATIONAL WIRELESS, INC.
                                    as Tenant





Dated as of: January 8, 2001

                                TABLE OF CONTENTS


REFERENCE DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

     Section 1 .1. Reference Information . . . . . . . . . . . . . . .    1
     Section 1.2. Exhibits . . . . . . . . . . . . . . . . . . . . . .    3

PREMISES AND TERM. . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 2.1. Premises . . . . . . . . . . . . . . . . . . . . . .    4
     Section 2.2 Term. . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 23. Appurtenant Rights and Reservations . . . . . . . . .    4

     IMPROVEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Section 3.1. TI Plans and Specifications. . . . . . . . . . . . .    5
     Section 3.2. Landlord's TI Work . . . . . . . . . . . . . . . . .    6
     Section 3.3. Substantial Completion of Landlord's TI Work . . . .    7
     Section 3.4 General Provisions Applicable to Construction . . . .    8
     Section 3.5. Construction Representatives . . . . . . . . . . . .    8
     Section 3.6. Changes In Building or Lot . . . . . . . . . . . . .    8

ANNUAL RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
     Section 4.1 Annual Rent . . . . . . . . . . . . . . . . . . . . .    8

OPERATING COST ESCALATION. . . . . . . . . . . . . . . . . . . . . . .    9
     Section 5.1. Operating Cost Escalation. . . . . . . . . . . . . .    9
     Section 5.2. Operating Cost Escalation Payments . . . . . . . . .   10
     Section 5.3. Exclusions from Landlord's Operating Costs . . . . .   11
     Section 5.4. Review and Audit of Operating Costs. . . . . . . . .   12

REAL ESTATE TAX ESCALATION . . . . . . . . . . . . . . . . . . . . . .   13
     Section 6.1. Real Estate Tax Escalation . . . . . . . . . . . . .   13
     Section 6.2 Estimated Real Estate Tax Escalation Payments . . . .   13

INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Section 7.1. Tenant's Insurance . . . . . . . . . . . . . . . . .   15
     Section 7.2. Requirements Applicable to Insurance Policies. . . .   15
     Section 73. Waiver of Subrogation . . . . . . . . . . . . . . . .   16

LANDLORD'S COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . .   16
     Section 8.1. Quiet Enjoyment. . . . . . . . . . . . . . . . . . .   16
     Section 8.2. Maintenance and Repair . . . . . . . . . . . . . . .   16
     Section 8.3. Electricity. . . . . . . . . . . . . . . . . . . . .   17
     Section 8.4. Utilities. . . . . . . . . . . . . . . . . . . . . .   17
     Section 8.5. HVAC . . . . . . . . . . . . . . . . . . . . . . . .   18
     Section 8.6. Cleaning . . . . . . . . . . . . . . . . . . . . . .   18
     Section 8.7. Interruptions. . . . . . . . . . . . . . . . . . . .   18

TENANT'S COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . .   19
     Section 9.1 Use . . . . . . . . . . . . . . . . . . . . . . . . .   19
     Section 9.2. Repair and Maintenance . . . . . . . . . . . . . . .   19
     Section 9.3. Compliance with Law and Insurance Recruitments . . .   19
     Section 9.4. Tenant's Work. . . . . . . . . . . . . . . . . . . .   20
     Section 9.5. Indemnity. . . . . . . . . . . . . . . . . . . . . .   21
     Section 9.6. Landlord's Right to Enter. . . . . . . . . . . . . .   21
     Section 9.7. Personal Property at Tenant's Risk . . . . . . . . .   21
     Section 9.8. Yield Up . . . . . . . . . . . . . . . . . . . . . .   21
     Section 9.9. Estoppel Certificate . . . . . . . . . . . . . . . .   22
     Section 9.10. Landlord's Expenses In Connection With Consents . .   22
     Section 9.11. Rules and Regulations . . . . . . . . . . . . . . .   22
     Section 9.12. Holding Over. . . . . . . . . . . . . . . . . . . .  .22
     Section 9.13. Assignment and Subletting . . . . . . . . . . . . .  .23
     Section 9.14. Overloading and Nuisance. . . . . . . . . . . . . .   27

CASUALTY OR TAKING . . . . . . . . . . . . . . . . . . . . . . . . . .  .28
     Section 10.1. Abatement of Rent . . . . . . . . . . . . . . . . .   28
     Section 10.2. Landlord's Right Of Termination . . . . . . . . . .   28
     Section 103. Restoration. . . . . . . . . . . . . . . . . . . . .   28
     Section 10.4 Award. . . . . . . . . . . . . . . . . . . . . . . .   29
     Section 10.5 Temporary Taking . . . . . . . . . . . . . . . . . .   29
     Section 10.6. No Liability On Account Of Injury To Business, Etc.   29

DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Section 11.1. Events of Default . . . . . . . . . . . . . . . . .   30
     Section 11.2. Remedies. . . . . . . . . . . . . . . . . . . . . .   32
     Section 11.3. Remedies Cumulative . . . . . . . . . . . . . . . .   32
     Section 11.4. Landlord's Right to Cure. . . . . . . . . . . . . .   32
     Section 11.5. Waivers . . . . . . . . . . . . . . . . . . . . . .   32
     Section 11.6. No Accord and Satisfaction. . . . . . . . . . . . .   33
     Section 11.7. Interest on Overdue Amounts . . . . . . . . . . . .   33
     Section 11.8. Costs and Expenses. . . . . . . . . . . . . . . . .   33
     Section 11.9. Paragraph Headings; Exhibits. . . . . . . . . . . .   34
     Section 11.10. Waiver of Jury Trial . . . . . . . . . . . . . . .   34

MORTGAGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
     Section 12.1. Rights of Mortgage Holders. . . . . . . . . . . . .   34
     Section 12.2. Lease Subordinate or Superior to Mortgages. . . . .   35

Miscellaneous Provisions . . . . . . . . . . . . . . . . . . . . . . .   36
     Section 13.3. Bind and Inure; Lirnitation of Landlord's Liability   36
     Section 13.4. Acts of God . . . . . . . . . . . . . . . . . . . .   37
     Section 13.5. Landlord's Default. . . . . . . . . . . . . . . . .   37
     Section 13.6. Brokerage . . . . . . . . . . . . . . . . . . . . .   37
     Section 13.7. Miscellaneous . . . . . . . . . . . . . . . . . . .   37
     Section 13.8. Hazardous Materials . . . . . . . . . . . . . . . .   39
     Section 13.9. Security Deposit. . . . . . . . . . . . . . . . . .   40

                                      LEASE
                                      -----

This lease is made as of the 8th day of January, 2001 between 600 METRONORTH CORPORATE CENTER, LLC, a Massachusetts limited liability company, as landlord (the "Landlord") and INTERNATIONAL WER ELESS, INC., a Delaware corporation, as tenant (the "Tenant").

Landlord  and  Tenant  hereby  covenant  and  agree  as  follows:

                                    SECTION I
                                    ---------
                                 Reference Data
                                 --------------

Section  1.1.  Reference  Information.  Reference  in this Lease to any of the
-------------------------------------
following  shall  have  the  meanings  set  forth  below:

Premises:                      A portion of the third (3d) floor  of  the
                               Building, as  shown on  the plan  attached
                               hereto as Exhibit A.
Address of Landlord:           23 10 Washington Street
                               Newton Lower Falls, Massachusetts 02462
Tenant:                        International Wireless, Inc., a Delaware
                               corporation
Address of Tenant:             Young Technology Funds
                               24 New England Executive Park
                               Burlington, Massachusetts 0 1803
Landlord's Construction
Representative:                Mark L. Paris
Tenant's Construction
Representative:                Michael Dewer
Anticipated Tenn
Commencement Date:             April 1,  2001,  or  such  later  date  as
                               determined in accordance with this Lease.
Commencement Date:             The earlier  to occur of  (i) the  date on
                               Which Landlord's TI Work is substantially completed, or (ii) the date on which Tenant first occupies any part of the Premises for the conduct of business.
Term:                          Approximately  four  (4) years and two (2)
                               months, beginning on the Commencement Date and expiring on June 30, 2005; unless earlier terminated in accordance with the terms hereof (the "Expiration Date").

Premises Square Footage:       2,616 rentable square feet.
Annual Fixed Rent:             For   the   period    commencing   on   the
                               Commencement  date  and  ending  on the day
                               immediately  proceeding  the  second  (2nd)
                               anniversary  of   the   Commencement  Date,
                               83,712.00 per armum ($6,976.00 per month),
                               calculated at the rate of $32.00 per square
                               foot of Premises Square Footage per  annum.
                               For the  period  commencing  on the  second
                               (2nd) anniversary  of the Commencement Date
                               and  ending   on   the   Expiration   Date,
                               91,560.00 per annum ($7,630.00 per month),
                               calculated at the rate of $35.00 per square foot of Premises Square Footage per annum.

Base Operating Costs:          An amount equal to the Operating Costs (as
                               Defined in Section 5.1 of this Lease)
                               incurred with respect to the twelve (12)
                               month period commencing on January 1, 2000 and expiring on December 31, 2000 (the "Base
                               Year").

Base Real Estate Taxes:        An amount equal to the Real Estate Taxes
                               Assessed and/or attributable to Fiscal Year
                               2001, which commences on July 1, 2000 and
                               expires on June 30, 2001.
Landlord's Contribution:       $ 56,244.00
Security Deposit Amount:       $ 41,856.00.
Permitted Uses:                General business offices, including sales,
                               service, training and demonstrations, and no other purpose or purposes.

Tenant's Public Liability
Insurance Limit:               Bodily Injury and Property Damage Coverage:
                               combined single limit of not less than
                               2,000,000.00, or such greater amount as may be reasonably required by Landlord from time to time.

Tenant's Proportionate Share:  3.53%, computed on the basis of a Premises
                               Square Footage of 2,616 and a Building
                               Square Footage of 74,194.

Brokers:                       Insignia/ESG - Stephen J. Murphy
                               Jacob Realty - Marc Russo

Lot: The lot or parcel of land on which the Building is located, as more particularly set forth on Exhibit B.

Building:                      The building and improvements which have
                               Been constructed on the Lot by Landlord, Containing 74,194 rentable square feet, together with any and all replacements thereof and alterations and additions thereto made from time to time.

Building Square Footage:       74,194 rentable square feet.

Measurement Method:            The Standard Method for Measuring Floor
                               Area in Office Buildings, issued by BOMA, dated 1996.

Property:                      The Building and the Lot.

Park Covenants:                The Declaration of Protective Covenants,
                               Attached hereto as Exhibit G, together with any and all amendments, modifications, additions, substitutions and replacements thereof and thereto.

Business Days:                 All days during the Term except the
                               following: Saturdays, Sundays, New Year's
                               Day, Memorial Day, July 4, Labor Day,
                               Thanksgiving Day and Christmas Day.

Business Hours:                8:00 a.m. to 6:00 p.m. on all Business
                               Days.

     Section  1.2.  Exhibits.  The  following  Exhibits  are  attached  to  and
     ------------------------
incorporated  in  this  Lease  by  this  reference as if fully set forth herein:


     Exhibit  A:     Plan  of  Premises
     Exhibit  B:     Lot
     Exhibit  C:     [Intentionally  Deleted]
     Exhibit  D:     [Intentionally  Deleted]
     Exhibit  E:     Landlord's  Cleaning  Specifications
     Exhibit  F:     Rules  and  Regulations
     Exhibit  G:     Declaration  of  Protective  Covenants


                                    SECTION 2
                                    ---------

                                Premises and Term
                                -----------------

     Section  2. 1. Premises. Landlord hereby leases and demises the Premises to
     -----------------------
Tenant and Tenant hereby leases the Premises from Landlord, upon and subject to the terms and provisions of this Lease.

     Section  2.2.  Term.  To  HAVE  AND  TO  HOLD  for  the  Term.
     -------------------

     Section  2.3.  Appurtenant  Rights  and  Reservations.
     ------------------------------------------------------

     (a) Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use and permit its invitees to use, in common with others, public or common toilets, lobbies, hallways, stairways, elevators and walkways necessary for access to the Building; and if the portion of the Premises on any floor of the Building includes less than the entire floor, the public or common toilets, corridors and elevator lobby of such floor. Such rights shall always be subject to all rules and regulations established by Landlord from time to time and to the right of Landlord to designate and change from time to time the areas and facilities so to be used by the Tenant.

     (b) Excepted and excluded from the Premises are the areas behind the inside surface of exterior walls, the common stairways and stairwells, common lobby areas, shower and shower areas, vending machine and mail areas, elevators and elevator shafts, fan rooms, mechanical, electric and telephone closets, janitor closets, freight elevator vestibules and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building. Included as part of the Premises are all entry doors to the Premises and all special installations of Tenant, such as interior stairs, special flues and special air conditioning facilities.

     Landlord reserves the right from time to time, without unreasonable interference with Tenant's use of the Premises: (a) to install, use, maintain, repair, replace and relocate pipes, ducts, conduits, shafts, wires and appurtenant fixtures, in, over and upon the Premises and/or any other areas within the Building, and (b) to alter or relocate any other common facility, provided that any substitutions for such common facilities shall be of substantially equivalent or better quality. Landlord further reserves the exclusive right to use all rooms, areas, equipment, fixtures, pipes, ducts, conduits, wires and appurtenances located ' within the Premises which serve other premises or parts of the Building, including all fan rooms, electric and telephone closets, janitor closets, freight elevator vestibules, and the like.

                                    SECTION 3
                                    ---------

                                  Improvements
                                  ------------

     Section 3. 1. TI Plans and Specifications.
     ------------------------------------------

     (a) Promptly after the date of this Lease, Landlord will cause draft final plans and specifications for the Premises (the "Draft TI Plans and Specifications") to be prepared. Tenant shall cooperate with Landlord (and its architects, engineers and contractors), in connection with the preparation of the Draft TI Plans and Specifications and the Final Premises Plans and Specifications (as hereinafter defined), and shall respond to requests from Landlord for information, approvals and authorizations promptly (but in any event no more than ten (10) Business Days after such requests). Landlord shall submit the Draft TI Plans and Specifications to Tenant for Tenant's approval, such approval not to be unreasonably withheld, conditioned or delayed. Unless Tenant advises Landlord in writing within ten (10) Business Days after receipt of the Draft TI Plans and Specifications that the Draft TI Plans and Specifications need to be corrected as a result of deficiencies therein, and Tenant specifies the deficiencies and corrections to be made thereto, then the Draft TI Plans and Specifications shall be considered to have been approved by Tenant. If Tenant shall advise Landlord of any such deficiencies or clarifications prior to the expiration of said ten (10) Business Day period, then Landlord shall, within ten (10) Business Days thereafter, revise the Draft TI Plans and Specifications to address the deficiencies or clarifications, submit such revisions to Tenant and unless Tenant notifies Landlord of any remaining deficiencies or clarifications within five (5) Business Days of Tenant's receipt of the revised Draft TI Plans and Specifications, then the revised Draft TI Plans and Specifications shall be considered to have been approved by Tenant. Landlord and Tenant shall work in good faith and expeditiously to resolve any and all disputes concerning deficiencies or clarifications with respect to the Draft TI Plans and Specifications so as to cause the Draft TI Plans and Specifications to be finalized and approved as soon as possible. After Tenant has approved the Draft TI Plans and Specifications as provided in this Section 3. 1, or such Draft TI Plans and Specifications have been considered to have been approved by Tenant as aforesaid, or Landlord and Tenant have each acknowledged their acceptance of the same, then in any such case, Landlord's architect shall stamp the plans and specifications, and thereafter said plans and specifications shall be considered to be the final plans and specifications for construction and fit-up of the Premises (the "TI Plans and Specifications"). The work shown on the TI Plans and Specifications is referred to herein as "Landlord's TI Work."

     (b) From time to time, prior to or during the performance of Landlord's TI Work, as applicable, Landlord may elect to propose change orders to the TI Plans and Specifications (each, a "Landlord's Change Order"). Landlord shall submit each proposed Landlord's Change Order to Tenant for its approval, such approval not to be unreasonably withheld, conditioned or delayed, unless the changes affected by the proposed Landlord's Change Order are materially inconsistent with the TI Plans and Specifications and would materially and adversely affect the use of the Premises by Tenant. Unless Tenant advises Landlord within five (5) days after receipt that the proposed Landlord's Change Order is materially inconsistent with the TI Plans and Specifications, or would materially and adversely affect the use of the Premises by Tenant, then the proposed Landlord's Change Order shall be considered to have been approved by Tenant, and the TI Plans and Specifications shall be considered to be amended and modified thereby.

     (c) Tenant may elect to request changes to the TI Plans and Specifications as Landlord's TI Work progresses, by request to Landlord from time to time prior to substantial completion thereof (each a "Tenant Change Order"). Each Tenant Change Order shall be subject to Landlord's prior approval, such approval not to be unreasonably withheld as long as the proposed changes do not effect any of the building systems and/or any structural elements of the Building, or are not (as determined by Landlord in its discretion) likely to increase the cost of construction, and/or to delay the completion of the Landlord's TI Work, as applicable, and/or to cause an increase in interest or other costs and charges payable by Landlord.

     3.2. Landlord's TI Work. Subject to the terms and conditions of this Lease,
     ------------------------
Landlord will complete Landlord's TI Work in a good and workmanlike manner consistent with the standards applicable to the Building; provided, however, in no event shall Landlord be obligated to expend an amount greater than Landlord's Contribution on account of Landlord's TI Work. The cost of completing Landlord's TI Work shall include (a) the "Cost of Work" (as defined in American Institute of Architects Document Al 11 (1987 Edition)), and (b) Landlord's contractor's overhead and profit in the total amount equal to eight percent (8%) of such cost. The general contractor for the performance of the Landlord's TI Work shall be Cranshaw Construction.

     If at any time, or from time-to-time, Landlord determines in its reasonable discretion that the estimated cost to complete the Landlord's TI Work may exceed the Landlord's Contribution (the amount of such excess being referred to herein as the "TI Excess Costs"), then within ten (10) days after request therefore, Tenant shall pay to Landlord, as additional rent, an amount equal to the TI Excess Costs, which amount shall be applied toward the costs of performing Landlord's TI Work. If Tenant fails to fund any requested payment on account of the TI Excess Costs within the foregoing ten (10) day period, then, unless and until the requested payment is received by Landlord, Landlord shall have no further obligation to continue performing Landlord's TI Work (or any part thereof) with no liability therefore. Tenant shall not be entitled to receive any portion of Landlord's Contribution not actually expended by Landlord in the performance of the Landlord's TI Work in accordance with this Section 3.2, nor shall Tenant have any right to apply any unexpended portion of Landlord's Contribution as a credit against Annual Fixed Rent, Additional Rent, or any other obligation of Tenant hereunder. Landlord shall be responsible for securing the permits and approvals required to undertake the performance of the Landlord's TI Work ("Landlord's Permits"). Tenant will cooperate with Landlord 'in securing the Landlord's Permits, with Tenant acknowledging that full and timely cooperation with Landlord is necessary to enable Landlord to obtain the Landlord's Permits in a timely manner. Tenant will furnish to Landlord such information, as Landlord may require in order to obtain the Landlord's Permits. Tenant will afford Landlord and its employees, contractors and agents access to the Premises at all reasonable times for the performance of Landlord's TI Work and for the storage of materials reasonably required in connection therewith, and Tenant will use reasonable efforts to avoid any interference with the performance of Landlord's TI Work.

     Except for the completion of the Landlord's TI Work, the Premises shall be delivered and leased to Tenant in "as is", "where is" condition. Without limitation, Landlord shall not be required to construct any improvements, perform any alterations, or to per-forin any other work in or to the Premises other than the Landlord's TI Work. Without limitation, Tenant shall, at its sole cost and expense, design, construct, purchase, and install within the Premises all alterations, additions and improvements other than the Landlord's TI Work. All improvements, alterations and additions constructed and/or installed by Tenant in the Premises shall be performed in accordance with the terms and provisions of this Lease, including Section 9.4 of this Lease. All of Tenant's work in the Premises shall be coordinated with any work being performed by Landlord and in such manner as to maintain harmonious labor relations. In no event shall any such work by Tenant damage the Building or the Property or interfere with the timely performance of Landlord's TI Work. Landlord agrees to use good faith efforts to cooperate with Tenant to maintain harmonious labor relations with workers performing work on behalf of Tenant to prepare the Premises for occupancy by Tenant.

     3.3. Substantial Completion of Landlord's TI Work. Landlord's TI Work shall
     -------------------------------------------------
be considered to be substantially complete on the date on which (a) all work specified in the TI Plans and Specifications has been substantially completed in accordance therewith, except for minor so-called punchlist items which Landlord can complete within thirty (30) days and without material interference with the conduct of Tenant's activities in the Premises, and (b) Landlord shall have delivered a certificate to Tenant from Landlord's architect stating that such work has been substantially completed as aforesaid; provided, however, if substantial completion is delayed by reason of Tenant's Delays, substantial completion shall be deemed to have occurred on the date it would otherwise have been achieved, but for such Tenant Delays. Landlord shall complete all punchlist items with due diligence and will use good faith efforts to complete all such punchlist items within thirty (30) days after the Commencement Date.

     Landlord shall use reasonable efforts to substantially complete construction of Landlord's TI Work by the Anticipated Term Commencement Date. Without limiting any other provision of this Lease, the time for substantial completion of Landlord's TI Work shall be extended for delays arising out of or resulting from the issuance of Tenant Change Orders, or action or inaction by Tenant that may delay Landlord (or its contractors) in completing (or undertaking) construction (collectively, "Tenant Delays") and for delays caused by the force maieure events described in Section 9.6.
         --------------

     If Landlord's TI Work shall not be substantially completed by the Anticipated Term Commencement Date (as such date may be extended by Tenant Delays and force majeure events), then Annual Fixed Rent and Additional Rent
             --------------
shall be abated unless and until the Term Commencement Date occurs. Notwithstanding the foregoing, Landlord shall have no liability on account of any delays in completion *in Landlord's TI Work, nor shall such failure affect the validity of this Lease.

     Section  3.4.  General ' Provisions Applicable to Construction. In no event
     ---------------------------------------------------------------
will Landlord have any obligation to perform any other work other than the work expressly if spec ied in the TI Plans and Specifications. All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all ordinances, regulations and orders of governmental authority and insurers of the Building. Landlord and Tenant shall respond promptly to all communications from each other and shall cooperate throughout the construction process. Promptly after Landlord substantially completes Landlord's TI Work, Landlord and Tenant shall together thoroughly inspect such work and compile a punchlist of all incomplete and defective items.

     Section  3.5.  Construction  Representatives.  In connection with plans and
     ---------------------------------------------
construction, each party authorizes the other to rely upon all approvals granted and other actions taken by any Construction Representative of the party named in
Section 1. 1 or any person hereafter designated in substitution or addition thereof by notice to the party relying thereon.

     Section  3.6.  Changes  In Building or Lot. Landlord may elect, in its sole
     -------------------------------------------
discretion, from time to time, to change the layout, design and plans for the Lot, or to construct additional buildings and/or other structures and improvements on the Lot (or any part thereof), or to add to or reduce the size of the Lot, or to subdivide the Lot, or to grant, locate or relocate easements burdening or affecting the Lot.


                                    SECTION 4
                                    ---------

                                   Annual Rent
                                   -----------

     Section  4.  1. Annual Rent.Tenant shall pay to Landlord, without notice or
     ----------------------------
demand, and without set-off, counterclaim, abatement or deduction, of any kind whatsoever, in lawful money and good funds at the Address of Landlord, or at such other place or to such other person or entity as Landlord may by notice to Tenant from time to time direct, (i) Annual Fixed Rent in equal monthly installments equal to 1/12th of the Annual Fixed Rent, in advance, on the first day of each calendar month included in the Term of this Lease, and (ii) Additional Rent, at the times and in the manner set forth in this Lease. In addition, Tenant shall pay, as Additional Rent, a late charge equal to five (5%) percent of the amount of any Annual Fixed Rent or Additional Rent payment which is not paid within five (5) days after the due date thereof; provided, however, that in the event that any payment of Annual Fixed Rent or Additional Rent is not paid when due on more than two (2) occasions during any twelve (12) month period, then thereafter such a late charge shall be due and payable immediately without application of the five (5) day grace period specified above.


                                    SECTION 5
                                    ---------

                            Operating Cost Escalation
                            -------------------------

     Section  5.  1.  Operating  Cost  Escalation.
     ---------------------------------------------

     (a) Tenant shall pay to Landlord, as Additional Rent, the Operating Cost Escalation (as hereinafter defined) for and with respect to each calendar year in which any part of the Term occurs, and in the case of a termination of this Lease pursuant to Section 11, any part of the Term would have occurred but for said termination (each, a "Computation Year"). The Operating Cost Escalation for the first year and last year of the Term shall be apportioned for any partial Computation Year.

     (b) "Landlord's Operating Costs" shall mean any and all reasonable costs and expenses paid or incurred by or on behalf of Landlord in connection with the cleaning, operating, managing, maintaining, replacing, and repairing of the Building and/or the Property, or any part thereof, including the following: premiums for insurance carried by Landlord with respect to the Property; wages, salaries, other compensation, fringe benefits, worker's compensation, insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in the managing, operating, maintaining, cleaning, repairing and/or replacing thereof, water and sewer use charges; all actual out-of-pocket utility charges not billed directly to tenants by Landlord or the utility company, payments to contractors and management companies under service or management contracts, and other costs and expenses incurred by Landlord or its agents, for operating, managing, cleaning, maintaining and repairing the Property, including management fees, building cleaning, window cleaning, pest extermination, trash removal, landscaping, snow removal, and repair and maintenance to elevators, the HVAC, electric and plumbing systems and parking areas (which payments may be to affiliates of Landlord, provided that the same are at reasonable rates); and all other reasonable costs and expenses incurred in connection with the cleaning, operating, managing, maintaining, replacing and/or repairing of the Property, including costs associated with providing services or amenities generally available to all tenants or occupants of the Building; if Landlord shall install a new or replacement capital item, or shall otherwise incur a capital expense, the annual amortization (determined in good faith by Landlord in accordance with generally accepted accounting principles) of the cost thereof, with interest thereon at an annual rate equal to two (2%) percent above the prime rate of Fleet Bank (or in the * event that Fleet Bank shall cease publishing the prime rate, any other bank having offices in Boston, Massachusetts designated by Landlord) from time to time, shall be included in Landlord's Operating Costs. Without limiting the foregoing, Landlord's Operating Costs shall include all costs, assessments and expenses allocated, assessed or paid with respect to the Property under the Park Covenants, as the same may be amended, restated, modified, changed, supplemented or substituted from time to time.

     (c) In determining Landlord's Operating Costs, if for any Computation Year and/or Base Year less than 95% of the rentable area of the Building is occupied by tenants, then Landlord's Operating Costs shall be extrapolated to include the costs and expenses which would have been incurred by Landlord had such occupancy been 95% during the entire Computation Year and/or the Base Year, as applicable (as determined by Landlord in Landlord's reasonable discretion). If during all or any part of any Computation Year, Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Landlord's Operating Costs) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Costs shall be deemed to be increased by an amount equal to the additional Operating Costs which would reasonably have been incurred during such period by Landlord if it had, at its own expense, furnished such work or service to such tenant (as determined by Landlord in Landlord's reasonable discretion).

     (d) For each Computation Year, "Operating Cost Escalation" shall be equal to Tenant's Proportionate Share of the positive excess (if any) of. (a) Landlord's Operating Costs for each Computation Year, less (b) the Base Operating Costs.

     Section  5.2.  Operating  Cost  Escalation  Payments.
     -----------------------------------------------------

     (a) For each Computation Year, Landlord shall furnish to Tenant a statement setting forth Landlord's good faith estimate of Landlord's Operating Costs and the Operating Cost Escalation for such Computation Year. Tenant shall pay to Landlord, on the first day of each month during such Computation Year, an amount equal to one twelfth (1/12 1h) of Landlord's estimate of the Operating Cost Escalation for such Computation Year. If Landlord does not furnish any such estimate for a Computation Year until after the commencement thereof, then (A) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord on account of the Operating Cost Escalation during the last month of the preceding Computation

Year, (B) promptly after such estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments on account of the Operating Cost Escalation previously made for such Computation Year were greater or less than the installments on account of the Operating Cost Escalation to be made for such Computation Year in accordance with such estimate, and (1) if there shall be a deficiency, Tenant shall pay the amount thereof within ten (10) Business Days after demand therefore, or (2) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent installments on account of the Operating Cost Escalation due hereunder, and (C) on the first day of the month following the month in which such estimate is furnished to Tenant, and on the first day of each month thereafter throughout the remainder of such Computation Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Operating Cost Escalation shown on such estimate. Landlord may, if it so elects, from time-to-time during the Computation Year, furnish to Tenant a revised statement of Landlord's estimate of the Operating Cost Escalation for such Computation Year, and in such case, the Operating Cost Escalation for such Computation Year shall be adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence.

     (b) After the end of each Computation Year, Landlord shall furnish to Tenant a statement of Landlord's Operating Costs and the Operating Cost Escalation for said Computation Year (each, a "Landlord's Statement"). If such Landlord's Statement shows that the sums paid by Tenant on account of the Operating Cost Escalation exceeded the actual amount of the Operating Cost Escalation for such Computation Year, Landlord shall credit the amount of such excess against subsequent installments of the Operating Cost Escalation due hereunder. If Landlord's Statement for such Computation Year shows that the sums so paid by Tenant were less than the Operating Cost Escalation for such Computation Year, Tenant shall pay the amount of such deficiency within ten (10) Business Days after Tenant's receipt of Landlord's Statement.

     Landlord's failure to render a Landlord's Statement on a timely basis with respect to any Computation Year shall not prejudice Landlord's right thereafter to render a Landlord's Statement with respect to such Computation Year or any subsequent Computation Year, nor shall the rendering of a Landlord's Statement in any instance prejudice Landlord's right thereafter to render a corrected Landlord's Statement for any such Computation Year.


     Section  5.3.  Exclusions  from  Landlord's  Operating  Costs.
     --------------------------------------------------------------

     Landlord's Operating Costs shall not include the following (unless otherwise expressly provided above):

          (a) expenses relating to leasing space in the Building (including tenant improvements, leasing commissions, legal architectural, engineering and space planning fees and disbursements, and rent concessions);

          (b) legal fees and disbursements incurred for collection of tenant accounts, or negotiations of leases, or relating to disputes between Landlord and other lessees and occupants of the Building;

          (c) the cost of repairs or replacements incurred by reason of fire or other casualty to the extent of net insurance proceeds actually received by Landlord and the cost of repairs or replacements incurred by reason of condemnation to the extent of the net proceeds which Landlord actually receives as compensation therefore through condemnation awards;

          (d)     expenditures  for  refinancing  and for mortgage debt service;

          (e)     Real  Estate  Taxes;

          (f) depreciation and (except as otherwise expressly provided in Section 5. 1) amortization;

          (g) financing or refinancing costs, including any brokerage commissions, legal fees and recording charges in connection with any financing of or attempt to finance the Building or any portion thereof,

          (h) costs and expenses (including interest, penalties or damages) incurred by Landlord due to the violation by Landlord of any law, including the Americans with Disabilities Act;

          (i) expenses incurred in connection with the testing, survey, abatement, removal, or disposal of Hazardous Materials (as hereinafter defined); and

          (j) any other cost or expense to the extent and for which the Landlord is directly reimbursed by any third party, but only to the extent Landlord is actually reimbursed.

     Section  5.4 Review and Audit of Operating Costs. Each Landlord's Statement
     -------------------------------------------------
sent  to  Tenant  shall be conclusively binding upon Tenant, unless Tenant shall
(i) pay to Landlord the amount set forth in such Landlord's Statement when due, without prejudice to Tenant's right to dispute such Landlord's Statement, and
(ii) within not more than sixty (60) days after such Landlord's Statement is sent, send a notice to Landlord objecting to such Landlord's Statement and specifying the reasons for Tenant's claim that such Landlord's Statement is incorrect. Provided that Tenant shall have first paid all amounts set forth in the Landlord's Statement and shall have notified Landlord within said sixty (60) day period as aforesaid, then upon Tenant's request Tenant may, at its sole cost and expense, inspect or audit the books and records pertaining to the Property for and with respect to said Computation Year. Said inspection or audit shall be at Landlord's offices, at a mutually satisfactory time. Tenant covenants and agrees that Tenant will not employ a third party to perform said inspection or audit other than an independent firm of certified public accountants which are reasonably acceptable to Landlord, or any person or entity who is to be compensated, in whole or in part, on a contingency fee basis. Tenant, all accountants retained by Tenant, and all those acting on behalf of Tenant, shall execute and deliver to Landlord confidentiality agreements, in form and substance reasonably satisfactory to Landlord, whereby such parties agree not to disclose to any third party any of the information obtained in connection with such audit or inspection, the substance of any admissions or stipulations by any party in connection therewith, or of any resulting reconciliation, compromise or settlement. Tenant shall pay the fees and expenses of its accountants and auditors in connection with said procedure, unless such accountants shall determine that Landlord overstated the Landlord's Operating Costs by more than 5% for such Computation Year, as finally determined, in which case Landlord shall pay the reasonable and customary fees and expenses of Tenant's accountants and auditors in connection with said audit.

                                    SECTION 6
                                    ---------

                           Real Estate Tax Escalation.
                           ---------------------------

     Section  6.  1.  Real  Estate  Tax  Escalation.
     -----------------------------------------------

     (a) Tenant shall pay to Landlord, as Additional Rent, the Real Estate Tax Escalation (as defined below) for and with respect to each Computation Year. The Real Estate Escalation for the first year and last year of the Term shall be apportioned for any partial Computation Year.

     (b) "Real Estate Taxes" shall mean all taxes, assessments (special, betterment or otherwise), levies, fees, water and sewer rents and charges, and all other government levies and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, imposed or levied upon or assessed against the Property, or any rent or other sums payable by any tenants or occupants thereof imposed during, or allocable with respect to, the Term. Nothing herein shall, however, require Tenant to pay any income taxes, excess profits taxes, excise taxes, franchise taxes, estate, succession, inheritance or transfer taxes, provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, or in lieu of increases therein, there shall be assessed on Landlord a capital levy or other tax on the rents received with respect to the Property, or a federal, state, county, municipal, or other local income, franchise, excise, or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon rents, then any and all of such taxes, assessments, levies or charges, to the "tent so measured or based, shall be included as "Real Estate Taxes" hereunder. The term "Real Estate Taxes" shall also mean all real estate taxes and assessments (or any substitute therefore), which are allocated, assessed or paid with respect to the Property under the Park Covenants.

     (c) For each Computation Year, "Real Estate Tax Escalation" shall be equal to Tenant s Proportionate Share of the positive excess (if any) of- (a) Real Estate Taxes for said Computation Year; less (b) the Base Real Estate Taxes.

     Section  6.2  Real  Estate  Tax  Escalation  Payments.
     ------------------------------------------------------

     (a) For each Computation Year, Landlord may furnish to Tenant, a statement setting forth Landlord's reasonable estimate of Real Estate Taxes and the Real Estate Tax Escalation for such Computation Year. Tenant shall pay to Landlord, on the first day of each month during such Computation Year, an amount equal to one-twelfth (1/12th) of Landlord's estimate of the Real Estate Tax Escalation for such Computation Year. If Landlord shall not furnish any such statement for a Computation Year prior to the commencement thereof, then (~) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord on account of the Real Estate Tax Escalation for the last month of the preceding Computation Year; (y) after such statement is furnished to Tenant, if the payments previously made by Tenant on account of the Real Estate Tax Escalation previously made for such Computation Year were greater or less than the installments of the Real Estate Tax Escalation to be made in accordance with such statement, then (1) if there is a deficiency, Tenant shall pay the amount thereof to Landlord within ten (10) Business Days after such statement is furnished to Tenant, or (2) if there is an overpayment, Landlord shall credit such overpayment against subsequent installments of payments on account of the Real Estate Tax Escalation for said Computation Year; and (z) on the first day of the month following the month in which such statement is furnished to Tenant and monthly thereafter throughout such Computation Year, Tenant shall pay to Landlord an amount equal to 1/12th of the Real Estate Tax Escalation shown on such statement. Landlord may, if it so elects, during the Computation Year, furnish to Tenant a revised statement of Landlord's estimate of the Real Estate Tax Escalation for such Computation Year, and in such case, the Real Estate Tax Escalation for such Computation Year shall be adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence.

      (b) After the end of each Computation Year (each, a "Landlord's Tax Statement'), Landlord shall furnish to Tenant a statement of Real Estate Taxes and the Real Estate Tax Escalation for such Computation Year, and (A) if such Landlord's Tax Statement shall show that the sums so paid by Tenant were less than the Real Estate Tax Escalation for said Computation Year, then Tenant shall pay to Landlord the amount of such deficiency in the Real Estate Tax Escalation within ten (10) Business Days after such Landlord's Tax Statement is furnished to Tenant, or (B) if such Landlord's Tax Statement shall show that the sums so paid by Tenant exceeded the Real Estate Tax Escalation for such Computation Year, then Landlord shall credit such overpayment against subsequent installments on account of the Real Estate Tax Escalation payable by Tenant hereunder. If there shall be any increase in the Real Estate Taxes for any Computation Year or if there shall be any decrease in the Real Estate Taxes for any Computation Year, whether during or after such Computation Year, the Real Estate Tax Escalation for such Computation Year shall be appropriately adjusted, and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. Tenant shall be obligated to pay the Real Estate Tax Escalation regardless of whether Tenant may be exempt from the payment of taxes as a result of any reduction, abatement, or exemption from taxes granted or agreed to by any Governmental Authority.

     (c) Tenant shall not (and hereby waives any and all rights it may now or hereafter have to) institute or maintain any action, proceeding or application in any court or other body having the power to fix or review assessed valuations, for the purpose of reducing Real Estate Taxes, and the filing of any such proceeding by Tenant without Landlord's consent shall be a default hereunder.

     (d) Tenant shall pay, prior to the due date thereof, all occupancy or rent taxes now in effect or hereafter enacted and applicable to Tenant's occupancy of the Premises, regardless of whether imposed by its terms upon Landlord or Tenant, and if any such tax s payable by Landlord, Tenant shall promptly reimburse the amount thereof to Landlord upon demand, as Additional Rent. Tenant shall pay all taxes assessed or imposed upon personal property, fixtures and equipment within the Premises prior to the due date thereof, together with all license fees and other charges which may be imposed upon the business of Tenant conducted upon the Premises.

                                    SECTION 7
                                    ---------

                                    Insurance
                                    ---------

     Section  7.1.  Tenant's  Insurance. Tenant shall, at Tenant's sole cost and
     -----------------------------------
expense,  maintain  throughout  the  Term  the  following  insurance  coverages:

     (a) Commercial general liability insurance for any injury to person or property occurring on the Property, naming as additional insureds Landlord and such persons, including Landlord's managing agent, as Landlord shall designate from time to time, in amounts which shall, at the beginning of the term, be at least equal to the limits set forth in Section 1, and, from time to time during the Term of this Lease, shall be for such higher limits as are reasonably required by Landlord; and

     (b) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of "all risk" property insurance policies with extended coverage, insuring all fixtures, furniture and other personal property of Tenant, and all alterations, additions, and improvements to the Premises for the replacement cost value thereof, having a deductible amount, if any, of not greater than $50,000.00;

     (c) during the performance of any construction work in the Premises by Tenant or its contractors, until completion thereof, builder's risk insurance on an "all risk" basis and on a completed value form including a "permission to complete and occupy endorsement", for full replacement cost, covering the interest of Landlord and Tenant (and their respective contractors and subcontractors), any Mortgagee, in all work incorporated in the Building and all materials and equipment in or about the Premises;

     (d) workers' compensation insurance, in amounts and with coverages as required by law;

     (e) business interruption insurance in an amount of not less than 12 months of the Rent payable under this Lease; and

     (f) such other insurance in such amounts as Landlord or any Mortgagee may reasonably require from time to time.

     Section  7.2. Requirements Applicable to Insurance Policies.All policies of
     ------------------------------------------------------------
insurance  required  to  be maintained by Tenant under the provisions of Section
7.1 shall be obtained from reputable and independent companies qualified to do business in the Commonwealth of Massachusetts and in good standing therein, having a rating in Best's Insurance Guide, or a successor thereto, as having a Best's Rating of not less than "A-" and a "Financial Size Category" of at least "LX" or the equivalent thereof, which companies and the amount of insurance allocated thereto shall be (1) subject to Landlord's approval (which shall not be unreasonably withheld) and (11) consistent with the terms of this Lease. Tenant agrees to furnish Landlord certificates of all such insurance prior to the beginning of the Term of this Lease and of each renewal policy at least ten
(10) days prior to the expiration of the policy it renews. Each such policy shall be noncancellable with respect to the interest of Landlord and such mortgagees without at least thirty (30) days prior written notice thereto.

     Section  7.3.  Waiver  of  Subrogation.  All insurance which is car-lied or
     ---------------------------------------
required to be carried by either party with respect to the Property, or to furniture, furnishings, fixtures or equipment therein or alterations or improvements thereto, shall include provisions which deny to the insurer acquisition by subrogation of rights of recovery against the other party. On reasonable request, each party shall be entitled to have duplicates or certificates of policies containing such provisions. Each party hereby agrees not to make any claim against, or seek to recover with respect to, and waives all rights of recovery against the other for, loss or injury to the extent covered by insurance, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance. Landlord shall not be obligated to obtain or carry insurance on, and shall not be responsible for, any damage to any alterations or improvements to or in the Premises, or to any property of Tenant, or any loss suffered by Tenant due to interruption of Tenant's business.


                                    SECTION 8
                                    ---------

                              Landlord's Covenants
                              --------------------

     Section  8. 1. Quiet Enjoyment. Tenant, subject to the terms and provisions
     -------------------------------
of this Lease, on paying the rent and performing its obligations hereunder, shall peacefully and quietly have, hold and enjoy the Premises throughout the term without any manner of hindrance or molestation from Landlord or anyone lawfully claiming under Landlord, subject, however, to all the terms and provisions hereof. This covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord's successors only with respect to breaches occurring during Landlord's and Landlord's successors respective ownership of Landlord's interest in the Property.

     Section  8.2.  Maintenance and Repair. Subject to the provisions of Section
     --------------------------------------
10, Landlord shall maintain in good condition the roof, structural supports, foundation and exterior of the Building, and the plumbing, electrical, mechanical, heating, ventilating and air conditioning systems of the Building up to the point of localized distribution to the Premises, excluding any systems exclusively serving the Premises and also excluding all special systems (such as HVAC systems in computer rooms) installed by Tenant or by Landlord at Tenant's request.

     Section  8.3.  Electricity. Electricity to the Premises shall be separately
     ---------------------------
metered and Tenant shall pay all charges for electricity consumed in the Premises directly to the electricity provider. Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the Building. Tenant shall not use any elect equipment, which, in Landlord's reasonable judgment, would exceed the average electrical load for the Building electrical system or would interfere with electrical service to other tenants of the Building. Tenant shall not make or perforin, or permit the making or performance of, any alterations, modifications, or repairs to wiring installations or other electrical facilities in or ser-ving the Premises, or make any additions to the electrical equipment in the Premises, without the prior consent of Landlord, in each instance, and in compliance with this Lease. If in Landlord's good faith Judgment, Tenant's use of electricity in excess of normal office usage shall result in an additional burden on the Building's utility systems or additional cost on account thereof, as the case may be, Tenant shall, within ten (10) days after demand, reimburse Landlord for all additional costs related thereto. Landlord, at Tenant's expense, shall replace and install all ballasts, lamps and bulbs (including, incandescent and fluorescent) used in the Premises. All such replacements shall be of a type, color and size as shall be determined in good faith by Landlord to be consistent with the Building's standards. Landlord shall not be liable in any way to Tenant for any failure, defect or interruption of, or change in the supply, character and/or quantity of, electric service furnished to the Premises for any reason, except only to the extent caused by the gross negligence or willful misconduct of Landlord; nor shall there be any allowance to Tenant for a diminution of rental value, nor shall the same constitute an actual or constructive eviction of Tenant, in whole or in part, or relieve Tenant from it's obligation to pay Rent or from any of its obligations under this Lease; and no liability shall arise on the part of Landlord by reason of inconvenience, annoyance or injury to business, whether electricity is provided by public or private utility or by any electricity generation system owned and operated by Landlord. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises as a result of any such failure, defect or interruption of, or change in the supply, character and/or quantity of, electric service, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

     Section 8.4. Utilities. Tenant shall pay directly to the proper authorities
     -----------------------
charged with the collection thereof, all charges for telephone services, cable services, internet access, and all other utilities used or consumed in the Premises, whether called a charge, tax, assessment, fee or otherwise, all such charges to be paid as the same from time to time become due. Tenant shall make its own arrangements directly with all providers for obtaining service for all such utilities. Landlord shall not be liable for any interruption or failure in the supply of, or diminution in quality of, any such utilities to the Premises. Without limiting the foregoing, if Tenant is not charged directly by the respective utility for any of such utilities or services, Tenant shall from time to time, within ten (10) days of Tenant's receipt Landlord's invoice therefore, pay to Landlord, as Additional Rent, all such charges.

     Section  8.5. HVAC. Throughout the Term, on Business Days from 8:00 A.M. to
     -------------------
6:00 P.M., Landlord shall furnish to the Premises heating and cooling service. If Tenant shall require additional heating or cooling service at any times other than the hours and days above specified, Tenant shall provide not less than twenty-four (24) hours prior notice to Landlord. In such event, Tenant shall pay to Landlord the then-applicable overtime HVAC charges as may from time to time be established by Landlord in its reasonable discretion. Tenant shall not install any supplementary or auxiliary HVAC equipment to serve the Premises without Landlord's prior consent in each instance. Landlord shall not be responsible if the normal operation of the building system providing heating and cooling to the Premises (the "HVAC System") shall fail to provide cooled or heated air by reason of (i) any machinery or equipment installed by or on behalf of Tenant, or (11) any alterations, additions or improvements made or performed by or on behalf of Tenant. Tenant at all times shall cooperate fully with Landlord and shall abide by the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System. Without limitation, in the event Tenant introduces into the Premises personnel or equipment which overloads the capacity of the HVAC system or in any other way interferes with the system's ability to perform adequately its proper functions, or which affects the temperature otherwise maintained by the HVAC system, supplementary systems may, if and as needed, at Landlord's option, be provided by Landlord, at Tenant's sole cost and expense and Tenant shall reimburse Landlord therefore upon demand.

     Section 8.6. Cleaning. Landlord shall provide nightly cleaning services for
     ----------------------
the Premises (Mondays through Fridays only), including removal and disposal of usual and customary office trash and refuse, in accordance with the cleaning standards set forth in Exhibit E.

Section  8.7.  Interruptions.  Landlord shall not be liable to Tenant, nor shall
-----------------------------
Tenant have a claim for any compensation or reduction of rent, arising from interruptions or shortages of utilities or building services, or from Landlord's entering the Premises for any of the purposes authorized by this Lease or for repairing the Premises, or any portion of the Building and/or the Property. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other obligation to be performed on Landlord's part, by reason of any cause, Landlord shall not be liable to Tenant therefore, nor shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to any claim by Tenant that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unreasonable inconvenience tQ Tenant by reason thereof. Landlord also reserves the right to institute such policies, programs and measures as may be necessary, required or expedient for the conservation or preservation of energy or energy services or as may be necessary or required to comply with applicable codes, rules, regulations or standards. In so doing, Landlord shall make reasonable efforts to avoid unreasonable inconvenience to Tenant by reason thereof.


                                    SECTION 9
                                    ---------

                               Tenant's Covenants
                               ------------------

     Section 9. 1. Use.Tenant shall use the Premises only for the Permitted Uses
     ------------------
and shall obtain and maintain at all times all licenses, permits, approvals and consents required by governmental authorities for said Permitted Use, all at Tenant's sole expense.

     Section 9.2. Repair and Maintenance. Except as otherwise expressly provided
     ------------------------------------
in Sections 8 and 10, Tenant shall keep the Premises, including all systems, alterations, additions, improvements, fixtures and furniture installed therein from time-to-time, in good order, condition and repair and in at least as good order, condition and repair as they are in on the Commencement Date or may be put in during the Term, reasonable use and wear only excepted. Tenant shall make all repairs, alterations, additions, and replacements, and do all other work necessary for the foregoing purposes, whether the same may be ordinary or extraordinary, foreseen or unforeseen. Landlord may, if it so elects, make any of said repairs, alterations, additions or replacements referred to in this section which affect the Building structure or the Building systems, and as Additional Rent, Tenant shall reimburse Landlord for the cost and expense thereof on demand. Tenant shall keep in a safe, secure and sanitary condition all trash and rubbish temporarily stored at the Premises.

     Section  9.3.  Compliance  with Law and Insurance Recruitments.Tenant shall
     ---------------------------------------------------------------
comply, and shall cause the Premises to comply, with all applicable laws, regulations, codes, by laws and ordinances. Tenant shall make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority. Without limitation, Tenant shall keep the Premises equipped with all safety appliances so required. Tenant shall not dump, flush, or in any way dispose of or introduce any Hazardous Materials (as hereinafter defined) or any other toxic substances into the septic, sewage or other waste disposal system serving the Premises, or generate, store or dispose of Hazardous Materials in or on the Property or Premises, or dispose of Hazardous Materials from the Property or Premises to any other location. Tenant shall notify Landlord of any incident which would require the filing of a notice with any governmental authorities under any Environmental Laws and shall comply with the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises.

     Landlord shall have the right to make such inspections as Landlord shall reasonably elect from time to time to determine if Tenant is complying with this Section and if any of such inspections reveals a breach of any of the foregoing obligations (including, the presence of Hazardous Materials in the Building and/or the Premises as a result of Tenant's operations or actions or the actions of Tenant's agents, contractors or employees), Tenant shall, as Additional Rent, reimburse Landlord for all costs and expenses incurred by Landlord of performing (or contracting for) such inspections.

     Tenant shall comply promptly with the recommendations or directives of any insurer, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Premises. In no event shall any activity be conducted by Tenant in the Premises which may give rise to an increase in insurance premiums, or to any cancellation of any insurance policy, or make any insurance unobtainable.

     Section  9.4.  Tenant's  Work.  Tenant  shall  not  make any installations,
     -----------------------
alterations, additions or improvements in or to the Premises, including any apertures in the walls, partitions, ceilings or floors, without on each occasion obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that Landlord's prior consent shall not be required with respect to nonstructural, non-mechanical and non-electrical changes or alterations having an aggregate cost of completion of less than $25,000.00. Any such work shall be performed only in accordance with plans and specifications therefore approved by Landlord. Tenant shall procure at Tenant's sole expense all necessary pen-nits, licenses and approvals before undertaking any such work in the Premises and shall perform all such work in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws and with all applicable insurance requirements. If requested by Landlord, Tenant shall furnish to Landlord prior to the commencement of any such work a lien bond in an amount satisfactory to, and from a surety acceptable to, Landlord, as well as payment and performance bonds or other security reasonably acceptable to Landlord, assuring that any work by Tenant will be completed in accordance with the approved plans and specifications. Tenant shall employ for such work only contractors and subcontractors approved by Landlord, which approval will not be unreasonably withheld or delayed. All contractors performing work in the Premises shall be subject to the prior approval of Landlord, such approval not to be unreasonably withheld. All contractors employed by Tenant shall carry worker's compensation insurance in accordance with statutory requirements and comprehensive general liability insurance covering such contractors, and naming Landlord and Tenant as additional insureds, in amounts at least equal to the limits set forth in
Section I. I. Said contractors shall submit certificates evidencing such coverage to Landlord prior to the commencement of such work. Tenant shall defend, hold Landlord harmless and indemnify Landlord from all injury, loss, claims or damage to any person or property occasioned by or arising out of such work. Landlord may inspect the work of Tenant at reasonable times and give notice of observed defects.

     Tenant shall keep the Premises and the Property at all times free of liens for labor and materials caused by, arising out of, or resulting from work performed by or on behalf of Tenant, or in connection with the use and/or occupancy of the Premises by Tenant. Tenant agrees promptly to discharge of record (either by payment or by filing of the necessary bond, or otherwise) any mechanics', materialmen, or other lien or like filing, including, any notice of contract against the Premises, the Building, the Property and/or any part thereof (including Landlord's interest therein), which liens may arise out of any payment due for, or purported to be due for, any labor, services, materials, supplies, or equipment alleged to have been furnished to or for the Tenant in, upon or about the Premises.

     Section  9.5.  Indemnity  .To  the  maximum extent permitted by law, Tenant
     ---------------------------
shall defend, indemnify and hold harmless Landlord, any member, partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord, Mortgagees and any other party having an interest in the Premises ("Indemnified Parties") from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands, judgments of any nature or description, arising out of or resulting from (a) any injury to or death of any person, or damage to or loss of property, occurring in the Premises, excepting only to the extent caused by the gross negligence or willful misconduct of Landlord, (b) any breach or violation of this Lease by Tenant, or (c) any wrongful act or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees. The indemnity contained in this Section 9.5, as well as all other indemnities provided by Tenant under this Lease, shall survive any expiration or earlier termination of this Lease.

     Section  9.6.  Landlord's Right to Enter. Landlord and its agents may elect
     -----------------------------------------
to enter into the Premises, from time to time, at reasonable times and upon reasonable notice (except that in emergencies no notice shall be required) to examine the Premises, make such repairs and replacements as Landlord may elect (without however, any obligation to do so) and show the Premises to prospective purchasers and lenders, and, during the last year of the Term, to show the Premises to prospective tenants and to keep affixed in suitable places notices of availability of the Premises.

     Section 9.7. Personal Property at Tenant's Risk. All furnishings, fixtures,
     ------------------------------------------------
equipment, effects and property of every kind of Tenant and of all persons claiming by, through or under Tenant which may be on the Property, shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage shall be charged to or to be borne by Landlord, except to the extent caused by Landlord's gross negligence or willful misconduct.

     Section 9.8. Yield Up. At the expiration of the Term or earlier termination
     ----------------------
of this Lease, Tenant shall surrender all keys to the Premises, remove all of its trade fixtures and personal property in the Premises, remove such installations and improvements made by Tenant as Landlord may request, repair all damage caused by such removal and yield up the Premises (including all installations and improvements made by Tenant which Landlord shall not request Tenant to remove) broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises under this Lease. Any trade fixtures and personal property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine with no liability to Tenant therefore. Tenant shall pay to Landlord, as Additional Rent, the entire cost and expense incurred by it in effecting such removal and disposition, and in making any incidental repairs and replacements to the Premises required thereby.

     Section  9.9.  Estoppel  Certificate.  Within  not more than seven (7) days
     -------------------------------------
after Landlord's request therefore, Tenant shall execute, acknowledge and deliver to Landlord a statement in writing certifying to Landlord, any prospective purchaser or mortgagee, or to any other party designated by Landlord, that (to the extent true) this Lease is unmodified and in full force and effect and that Tenant has no knowledge of any defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Annual Fixed Rent and Additional Rent and other charges have been paid, that Landlord is not in default hereunder (or if in default, the nature of such default, in reasonable detail), and as to such other matters as may be reasonably requested by Landlord.

     Section 9.10. Landlord's Expenses In Connection With Consents. Tenant shall
     --------------------------------------------------------------
reimburse Landlord promptly on demand for all reasonable legal fees and other costs and expenses incurred by Landlord in connection with all requests by Tenant for consents or approvals hereunder.

     Section 9.11. Rules and Regulations. Tenant shall comply with the Rules and
     ------------------------------------
Regulations attached hereto as Exhibit F, as the same may be amended, modified, supplemented, or replaced from time-to-time, as well as such additional reasonable rules and regulations as may be adopted front time to time by Landlord with respect to the Building and/or the Property. Nothing contained in this Lease shall impose upon Landlord any obligation to enforce the rules and regulations or terms, covenants or conditions in any other lease against any other Building tenant, and Landlord shall not be liable to Tenant for violation of the rules and regulations by any other tenant, its employees, agents, visitors or licensees.

     Section  9.12.  Holding  Over.  Tenant shall quit, surrender and vacate the
     ------------------------------
Premises immediately upon the expiration or sooner termination of the Term of this Lease. Landlord and Tenant recognize that the damage to Landlord resulting from any failure to timely surrender possession of the Premises may be substantial, may exceed the rent payable hereunder, and will be impossible to accurately measure. Accordingly, if Tenant retains possession of the Premises or any part thereof after expiration or earlier termination of the Term of this Lease, for each month or partial month thereafter that Tenant remains in possession of any part of the Premises, Tenant shall pay Landlord Annual Fixed Rent and Additional Rent at 200% of the monthly rate payable during the month immediately prior to such expiration or earlier termination. In addition thereto, Tenant shall pay and reimburse Landlord for all damages, consequential as well as direct, incurred by Landlord arising out of or resulting from Tenant's failure to vacate the Premises upon the expiration or earlier termination of the Term of this Lease. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article. The provisions of this Section do not exclude Landlord's rights of re-entry or any other night hereunder, including the right to remove Tenant through summary proceedings for holding over beyond the expiration or earlier termination of the Term of this Lease.

     Section  9.13.  Assignment  and  Subletting
     -------------------------------------------

     (a) Except as expressly set forth herein, Tenant shall not assign, mortgage, pledge, encumber, license or otherwise transfer this Lease, whether by operation of law or otherwise, and shall not sublet (or underlet), or permit, or suffer the Premises or any part thereof to be used or occupied by others, without Landlord's prior consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance, license or transfer in contravention of the provisions of this Section 9.13 shall be void.

     (b) If, without Landlord's consent, this Lease is assigned, or any part of the Premises is sublet or occupied by anyone other than Tenant, or this Lease or the Premises is encumbered (by operation of law or otherwise), Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved. No such collection of rent shall be deemed to be (i) a waiver of the provisions of this Section 9.13, (ii) an acceptance of the assignee, subtenant or occupant as tenant, or (iii) a release of Tenant from the performance of any of the terms, covenants and conditions to be performed by Tenant under this Lease, including the payment of rent.

     (c) Landlord's consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express consent to any further assignment or subletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others. The listing of any name other than that of Tenant, on the doors of the Premises or elsewhere, shall not vest in any such named party any right or interest in this Lease or in the Premises, nor be deemed to constitute Landlord's consent to any assignment or transfer of this Lease, or to any sublease of the Premises, or to the use or occupancy thereof by others.

     (d) If Tenant desires to assign this Lease or sublet all or any portion of the Premises, Tenant shall give notice thereof to Landlord, which shall be accompanied by (i) with respect to an assignment of this Lease, the date Tenant desires the assignment to be effective, and (ii) with respect to a sublease of all or a part of the Premises, (A) all of the material economic and business terms on which Tenant would sublet such premises, and (B) a description of the portion of the Premises to be sublet. With respect to any proposed assignment of this Lease or a proposed sublease for the then-remaining Term of this Lease, such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) shall be granted the right, at Landlord's option (1) to terminate this Lease with respect to such space as Tenant proposes to sublease, upon the terms and conditions hereinafter set forth, or (2) if the proposed transaction is an assignment of this Lease or a subletting of 50% or more of the rentable square footage of the Premises, to terminate this Lease with respect to the entire Premises. Such right may be exercised by notice from Landlord to Tenant within thirty (3 )0) days after Landlord's receipt of Tenant's notice.

     (e) If Landlord exercises its right to terminate all or the applicable portion of this Lease pursuant to subsection (d) above: (i) this Lease shall end and expire with respect to all or a portion of the Premises, as the case may be, on the date set forth in Landlord's notice to Tenant, (ii) Annual Fixed Rent and payments on account of the Operating Cost Escalation and the Real Estate Tax Escalation, shall be apportioned, paid or refunded as of such date, (iii) prior to such date, Tenant, upon Landlord's request, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth any appropriate modifications to the terms and provisions hereof,
(iv) Landlord shall be free to lease the Premises (or any part thereof as to which this Lease has been terminated) to any person or persons, -and (v) if this Lease shall terminate with respect to a portion of the Premises, promptly after the exercise by Landlord of such option to terminate, Tenant shall, at Tenant's sole cost and expense, perform all work necessary to separate such portion of the Premises from the balance, and make available all utility services so as to make such portion of the Premises and the remainder of the Premises each a self-contained rental unit satisfactory in all respects to Landlord and in compliance with all laws, regulations, codes, ordinances and by-laws. All such work shall be performed in accordance with the provisions of this Lease and all applicable laws, regulations, codes, ordinances and by-laws.

     (f) If Landlord does not exercise its option to terminate this Lease pursuant to the foregoing subsection (d), and provided that no Event of Default has occurred under this Lease, then Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld, conditioned, or delayed, provided the conditions of this subsection (f) shall be satisfied. Such consent shall be granted or withheld, as the case may be, within not more than thirty
(30) days after Landlord's receipt of the following: (i) the form of sublease or assignment (as applicable), (ii) a true and complete statement reasonably detailing the ownership and identity of the proposed subtenant or assignee, its business experience and the nature of its business, (iii) current financial information with respect to the proposed subtenant or assignee, (iv) a description of the proposed improvements to be made to the Premises in connection with the sublease or assignment, if any, and (v) such other information Landlord may reasonably request.

     In no event shall Landlord be deemed to have withheld its consent unreasonably to any proposed subletting if-

          (i) a proposed assignee or sublessee shall not be creditworthy which, shall mean having a net worth of not less than the greater of (a) the net worth of Tenant as of the date of this Lease or (b) the net worth of Tenant as of the date immediately preceding the effective date of the proposed subletting;

          (11) the proposed sublessee (or any of its Affiliates) shall be an existing tenant or occupant of the Building, or a person or entity (or Affiliate thereof) with whom Landlord is then, or has been within the prior 6 months, negotiating in connection with the leasing of comparable space in the Building;

          (iii) any Mortgagee whose consent to such assignment or sublease is required, falls to consent thereto; or

          (iv) a lawsuit (or lawsuits), the subject of which (or of each of which) is other than a tort that is insured under Landlord's then existing comprehensive general liability insurance policy, is (or are) then pending or threatened between Landlord or any Affiliate of Landlord and the proposed subtenant (or Affiliates thereof).

     (g) With respect to each and every assignment and/or subletting authorized or permitted by Landlord under the provisions of this Lease, it is further agreed that:

          (i) the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord;

          (ii) no sublease shall be for a term ending later than the Expiration Date of this Lease;

          (iii) no sublease or assignment shall be delivered to any subtenant or assignee, and no subtenant or assignee shall take possession of any part of the Premises, until an executed counterpart of such sublease or assignment has been delivered to Landlord;

          (iv) if an Event of Default shall occur at any time prior to the effective date of such assignment or subletting, then Landlord's consent thereto, if previously granted, shall be immediately deemed revoked without further notice to Tenant, and if such assignment or subletting would have been permitted without Landlord's consent pursuant to this Section 9.13, such permission shall be void and without force and effect; and

          (v) Tenant shall, upon demand, reimburse Landlord for all reasonable costs and expenses incurred by Landlord in connection with such assignment or sublease, including all reasonable attorneys fees and costs reasonably incurred in connection with the granting of any requested consent; and

          (vi) each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, it being the intention of Landlord and Tenant that Tenant shall assume and be liable to Landlord for any and all acts and omissions of all subtenants and anyone claiming under or through any subtenants which, if performed or omitted by Tenant, would be a default under this Lease.

     (h) Notwithstanding any assignment or subletting or any acceptance of Rent by Landlord from any assignee or subtenant, Tenant shall remain fully liable for the payment of all rent due and for the performance of all other terms, covenants and conditions contained in this Lease on Tenant's part to be observed and performed, and any default under any term, covenant or condition of this Lease by any subtenant shall be deemed a default under this Lease by Tenant. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all losses, liabilities, claims, damages, actions, judgments, suits, demands, costs and expenses arising out of or resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or whether Landlord shall exercise any of its options under this Section 9.13.

     (i) If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver to Landlord such assignment or sublease within 120 days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of subsections (d) and (f) above hereof before assigning this Lease or subletting all or part of the Premises, and Landlord's previous consent shall not estop or be deemed to estop Landlord from withholding its consent on such subsequent request by Tenant.

     (j) With respect to any sublease or assignment of this Lease, Tenant shall pay to Landlord on the effective date of the sublease or assignment, an amount equal to 50% of all sums and other consideration paid to Tenant by the assignee or sublessee for or by reason of such assignment or sublease (including sums paid for the sale or rental of Tenant's personal property and fixtures, less, in the case of a sale thereof, the then fair market value thereof, as reasonably determined by Landlord) after first deducting Tenant's reasonable third-party brokerage fees and marketing costs in connection with such transaction.

     (k) If Tenant is a corporation, the transfer by one or more transfers, directly or indirectly, by operation of law or otherwise, of a majority of the stock of Tenant shall be deemed a voluntary assignment of this Lease; provided, however, that the provisions of this subsection (k) shall not apply to the transfer of shares of stock of Tenant if and so long as the voting of stock of Tenant is publicly traded on a nationally recognized stock exchange. For purposes of this subsection (k) the term "transfers" shall be deemed to include the issuance of new stock or of treasury stock which results in a majority of the stock of Tenant being held by a person or persons that do not hold a majority of the stock of Tenant on the date hereof.

     (l) Notwithstanding the provisions of subsection (a), Landlord's prior consent shall not be required for an assignment of this Lease in connection with transactions with an entity into or with which Tenant is merged or consolidated so long as: (1) such entity shall agree with Landlord to be bound by all of the obligations of Tenant hereunder; (ii) such assignment shall not relieve Tenant of any of its obligations hereunder; (Iii) such transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease, and (iv) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (A) the net worth of Tenant immediately prior to such merger or consolidation, and (B) the net worth of the original Tenant on the date of this Lease.

     (m) Notwithstanding the provisions of subsection (a), Landlord's prior consent shall not be required for an assignment of this Lease to an Affiliate of Tenant (but only for such period of time as such Person remains an Affiliate of Tenant), it being agreed that the subsequent transfer of control, or any other transaction(s) have the overall effect that such Person ceases to be such an Affiliate of Tenant, shall be treated as if such transfer or transaction(s) were, for all purposes, an assignment of this Lease to a third party not an Affiliate of Tenant governed by the provisions of subsection (a). "Affiliate" shall mean any wholly-owned subsidiary of International Wireless, Inc., or a controlling corporation of International Wireless, Inc., for such period of time as said corporation remains a subsidiary or controlling corporation, as applicable, it being agreed that the subsequent sale or transfer of stock resulting in a change in voting control or any other transaction(s) having the overall effect that said corporation ceases to be such a subsidiary or controlling corporation of International Wireless, Inc. shall be treated as if such sale, transfer or other transaction(s) were for all purposes, an assignment of this Lease.

     (n) Any assignment or transfer, whether made with Landlord's consent or without Landlord's consent because Landlord's consent is not required pursuant to the applicable provisions of this Section 9.13, if and to the extent permitted hereunder, shall not be effective unless and until the assignee executes, acknowledges and delivers to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee (A) assumes Tenant's obligations under this Lease, and (B) agrees that, notwithstanding such assignment or transfer, the provisions of this Section 9.13 shall be binding upon it in respect of all future assignments and transfers.

     (o) The joint and several liability of Tenant and any successors-in-interest of Tenant and the due performance of Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord, extending the time, or modifying any of the terms and provisions of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord, to enforce any of the terms and provisions of this Lease.

     Section  9.14. Overloading and Nuisance. Tenant shall not injure, overload,
     ----------------------------------------
deface or otherwise harm the Premises or the Building, commit any nuisance, permit the emission of any objectionable noise, vibration or odor, make, allow or suffer any waste or make any use of the Premises which is improper, offensive or contrary to any law, regulation, code, by-law, or ordinance, or which will invalidate any of Landlord's insurance.

                                   SECTION 10
                                   ----------

                               Casualty or Taking
                               ------------------

     Section  10. 1. Abatement of Rent. If the Premises shall be damaged by fire
     ----------------------------------
or casualty, Annual Fixed Rent and payments on account of the Operating Cost Escalation payable by Tenant shall abate proportionately for the period in which, by reason of such damage, there is substantial interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of all or a portion of the Premises, and such abatement or reduction shall continue for the period commencing with such destruction or damage and ending on the earlier to occur of (i) the date on which Landlord shall have substantially restored the Premises to the condition in which they were prior to such damage or (ii) the date Tenant first reopens for business on any portion of the Premises. If the Premises or any portion thereof are taken by condemnation or right of eminent domain, Annual Fixed Rent and payments on account of the Operating Cost Escalation payable by Tenant shall be justly and equitably abated or suspended according to the nature and extent of the damage sustained by Tenant.

     Section  10.2.  Landlord's Right of Termination. If (a) the Premises or the
     ------------------------------------------------
Building are substantially damaged by fire or other casualty (the term "substantially damaged" meaning damage of such a character that the same cannot reasonably be expected to be repaired within sixty (60) days from the time that repair work would commence), or (b) following a fire or other casualty, any mortgagee then holding a mortgage on the Property, or on any interest of Landlord therein, should require that insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt such that Landlord will not receive sufficient proceeds to repair the damage, or (c) a material uninsured fire or other casualty or loss to the Building should occur, or (d) if any part of the Building is taken by condemnation or any exercise of the right of eminent domain, then, in any such event, Landlord may elect to terminate this Lease (even if Landlord's entire interest in the Premises may have been divested) by giving notice of Landlord's election so to do within ninety (90) days after the occurrence of such fire or casualty or the effective date of such condemnation or taking, whereupon this Lease shall terminate thirty (30) days after the date of such notice, with the same force and effect as if such date were the date originally established as the expiration date hereof.

     Section  10.3.  Restoration. If this Lease shall not be terminated pursuant
     ----------------------------
to Section 10.2, Landlord shall thereafter use good faith reasonable efforts to restore the Premises to the condition they were in prior to said fire or casualty, or condemnation or taking, provided that in no event shall Landlord be obligated to expend more than the amount of insurance proceeds or condemnation awards made available to Landlord therefore, and provided further that Landlord shall not be obligated to repair any damage to, or to replace, Tenant's personal property, fixtures, equipment, improvements, furniture or furnishings. If, for any reason, such restoration shall not be substantially completed within twelve
(12)  months  after  the expiration of the ninety (90) day period referred to in
Section 10.2 (which twelve (12) month period may be extended for such periods of time as Landlord is prevented from proceeding with or completing such restoration for any cause described in Section 13.4 or beyond Landlord's reasonable control), then Tenant shall have the right to terminate this Lease without penalty by giving notice to) Landlord within thirty (30) days after the expiration of such period (as so extended) . Upon the giving of such notice, this Lease shall cease and come to an end without further liability or obligation on the part of either party unless, within such thirty (30) day period, Landlord substantially completes such restoration. Such right of termination shall be Tenant's sole and exclusive remedy at law or in equity for Landlord's failure to complete such restoration.

     Section  10.4.  Award. Landlord shall have and hereby reserves and excepts,
     ----------------------
and Tenant hereby grants and assigns to Landlord, all awards, all rights to recover for damages to the Property and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of any condemnation or taking by exercise of the power of eminent domain, or any sale in lieu thereof, or by reason of anything done in pursuance of public or other authority. Without limiting the foregoing, Tenant hereby grants and assigns to Landlord, all rights and claims to such awards, damages or compensation. Nothing contained herein shall be construed to prevent Tenant from prosecuting, at its cost and expense, in any separate condemnation proceedings, a claim for the value of any of Tenant's removable personal property installed in the Premises by Tenant at Tenant's expense, and for relocation expenses; provided, that such action shall not affect the amount of any awards, damages or compensation otherwise recoverable by Landlord from the taking authority.

     Section  10.5  Temporary Taking . In the event of taking of the Premises or
     ---------------------------------
any part thereof for temporary use by the exercise of any governmental power (i.e. of less than twenty-four (24) months duration), (i) this Lease shall be and remain in full force and effect and unaffected thereby, and the Annual Fixed Rent and Additional Rent payable hereunder shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use of the Premises with respect to the period of the taking which is within the Term, provided that if such taking shall continue at the expiration or earlier termination of the Term of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under this Lease with respect to surrender of the Premises.

     Section  10.6. No Liability On Account Of Injury To Business, Etc. Landlord
     ------------------------------------------------------------------
shall not be liable for or have any obligations with respect to loss of or damage to Tenant's personal property, fixtures, equipment, improvements, furniture or furnishings, or injury to or interruption of the business of Tenant, resulting in any way from or arising out of damage from fire or other casualty or the repair thereof, or from condemnation or eminent domain events, or the repair thereof Landlord will not be obligated to carry insurance of any kind on Tenant's personal property, fixtures, equipment, improvements, alterations, furniture or furnishings, and Landlord shall not be obligated to repair any damage thereto or to replace the same. Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damage to alterations, additions, improvements or decorations provided by Landlord either directly or through an allowance to Tenant.

                                   SECTION 11
                                   ----------

                                     Default
                                     -------

     Section  11.  1.  Events  of  Default.
     --------------------------------------

     If  any  of  the  following  (each,  an  "Event  of  Default') shall occur:

     (a) if Tenant shall fail to pay Fixed Rent, Additional Rent or any other sum payable hereunder and if such default shall continue for ten (10) days after notice from Landlord to Tenant designating such default;

     (b) if Tenant defaults in the observance or performance of any other Term, covenant or condition of this Lease to be observed or performed by Tenant and such default continues for more than 30 days after notice by Landlord to Tenant of such default; or if such default is of such a nature that it can be remedied but cannot be completely remedied within 30 days, Tenant fails to commence to remedy such default within 30 days after such notice; or, with respect to any such default, Tenant, having commenced such remedy within 30 days after such notice, fails to diligently prosecute to completion all steps necessary to remedy such default, or Tenant fails to complete such remedy within 90 days; or

     (c) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Section 9.13 hereof; or

     (d) if Tenant's leasehold interest shall be taken on execution or other process of law in any action against Tenant;

     (e) if a lien or other involuntary encumbrance is filed against Tenant's leasehold interest, the Premises, and/or the Property, and same is not discharged within thirty (30) days thereafter;

     (f) if Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or makes an assignment for the benefit of creditors or seeks or consents to or acquiesces in the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property; or

     (g) if, within 60 days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within 60 days after the appointment of any trustee, receiver, liquidator or other similar official for Tenant, or for all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any lien, execution or attachment or other similar filing shall be made or issued against Tenant or any of Tenant's property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant; or then, and in any of such cases, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and, to the maximum extent permitted by law, without demand or notice and with or without process of law, enter into and upon the Premises or any part thereof in the name of the whole (forcibly, if necessary) and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects (and store them at the sole cost and expense of Tenant) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant and/or Landlord may send written notice to Tenant terminating this Lease, and upon the earlier to occur of (i) the date of such entry, as aforesaid, or (ii) the fifth (5th ) day following the mailing of such notice, as aforesaid, this Lease shall terminate. Thereafter, Landlord may store Tenant's personal property and effects, and those of any person claiming through or under Tenant, at the expense and risk of Tenant, and, if Landlord so elects, may sell such personal property and effects at public auction and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any-

     Section  11.2.  Remedies.  If  this  Lease  is  terminated under any of the
     -------------------------
provisions contained in Section 11. 1 or if Landlord enters or reenters the Premises, whether by summary proceedings, termination or otherwise, Tenant shall nevertheless be liable for and pay forthwith to Landlord, as compensation, all the sums and amounts payable under this Lease, and shall perform all the obligations which Tenant covenants in this Lease to pay and to perform, on the same days, in the same manner and to the same extent and at the same time as if this Lease had not been terminated or Landlord had not entered or reentered. In calculating the amounts to be paid by Tenant pursuant to the preceding sentence, Tenant shall be entitled to a credit in the amount of the net proceeds of any rent received by Landlord by reletting the Premises, afler deducting all Landlord's expenses in connection with such reletting, including all repossession costs, brokerage commissions, legal fees, architectural fees, remodeling costs, and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term hereof, and may grant such concessions and free rent as Landlord in its reasonable judgment considers advisable or necessary to relet the same, and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its good faith, reasonable judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid. In connection with any such reletting, Landlord may take into account all relevant factors, which would be considered by a sophisticated landlord in reletting the Premises, and Tenant hereby waives, to the extent permitted by applicable law, any obligation Landlord may have to mitigate the Tenant's damages.

     Section  11.3.  Remedies Cumulative. Except as otherwise expressly provided
     ------------------------------------
herein, any and all rights and remedies which Landlord may have under this Lease, and/or at law or in equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time to the greatest extent permitted by law.

     Section  11.4.  Landlord's Right to Cure. At any time following thirty (30)
     -----------------------------------------
days prior notice to Tenant, Landlord, without thereby waiving such default, may (but shall not be obligated to) cure any default by Tenant in the performance of any of its obligations under the Lease; provided, however, that no such prior notice shall be required in the case of emergency, or material interference with the use by any other tenant of any space in the Building, or material interference with the efficient operation of the Building, or if such default will result in a default under any Mortgage. Whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorneys, fees, in curing said default shall be paid by Tenant to Landlord, as Additional Rent, on demand, together with interest thereon at the rate provided in Section 11.7 from the date of payment by Landlord to the date of payment by Tenant.

     Section  11.5.  Waivers. Any consent or permission by Landlord or Tenant to
     ------------------------
any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord of the breach of any covenant or condition herein, shall not in any way be held or construed to operate so as to impair the continuing obligation or any covenant or condition herein, or otherwise operate to pen-nit the same or similar acts or omissions except as to the specific instance. The failure of Landlord to complain of any action or inaction, or to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The consent or approval of Landlord to or of any action by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. Any consent required of Landlord in any provision of this lease may be withheld by Landlord in its sole discretion unless the provision requiring such consent specifically states that Landlord shall not withhold such consent unreasonably. The receipt by Landlord or the payment by Tenant of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to be a waiver of such breach by the paying or receiving party, or of any of such remedies on account thereof, including its right of termination for such default.

     Section  11.6.  No  Accord and Satisfaction. No acceptance by Landlord of a
     --------------------------------------------
lesser sum than the Annual Fixed Rent, Additional Rent or any other sum then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, unless Landlord elects by notice to Tenant to credit such sum against the most recent installment due. Any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge shall be given no effect and shall not be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy under this Lease or otherwise.

     Section  11.7.  Interest  on Overdue Amounts. If Tenant fails to pay Annual
     ---------------------------------------------
Fixed Rent, Additional Rent or any other amounts payable by Tenant to Landlord when due hereunder, the amount so unpaid shall bear interest at a variable rate (the "Delinquency Rate') equal to four percent (4%) in excess of the then-applicable base rate (prime rate) of Fleet Bank (or its successors) from time to time in effect commencing with the due date and continuing through the day on which payment of such delinquent payment with interest thereon is paid. If such rate is in excess of any maximum interest rate permissible under applicable law, the Delinquency Rate shall be the maximum interest rate permissible under applicable law.

     Section  11.8.  Cost  and Expenses. Tenant shall pay Landlord as Additional
     -----------------------------------
Rent, within five (5) days after demand, all costs and expenses incurred by or on behalf of Landlord (including reasonable attorneys, fees and expenses) in connection with the performance by Landlord of any of Tenant's obligations hereunder, or in enforcing its rights hereunder or at law or in equity, including in connection with any summary process or eviction proceeding, or arising out of or resulting from any Event of Default or default of Tenant hereunder.

     Section  11.9.  Paragraph  Headings;  Exhibits.  The  paragraph  headings
     -----------------------------------------------
throughout this Lease are for convenience and reference only, and the words contained in such headings shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease. The Exhibits referenced in Section 1.2 and attached to this Lease are incorporated into this Lease for all purposes.

     Section  11.  10.  Waiver  of  Jury Trial. Landlord and Tenant hereby waive
     ------------------------------------------
trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matters in any way arising out of or connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or the enforcement of any remedy under any laws, codes or other legal requirements.

                                   SECTION 12
                                   ----------

                                    Mortgages
                                    ---------

     Section 12. 1. Rights of Mortgage Holders. No Annual Fixed Rent, Additional
     ------------------------------------------
Rent or any other charge which is paid more than one (1) month prior to the due date thereof (except to the extent that such payments are actually received by a Mortgagee in possession or in the process of foreclosing its Mortgage) shall be a nullity as against such Mortgagee and Tenant shall be liable for the amount of such payments to such Mortgagee. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right (a) until it shall have given notice, in the manner provided in Section 13. 1, of such act or omission to the Mortgagee, and (b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which time the Mortgagee shall have the right, but not the obligation, to remedy such act or omission. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage now or hereafter encumbering the Premises, at the election of such holder, Tenant shall attorn to the holder or purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as Landlord under this Lease.

     Section  12.2.  Lease  Subordinate or Superior to Mortgages. This Lease and
     ------------------------------------------------------------
the rights and interests of Tenant shall be subject and subordinate to any mortgages now or hereafter encumbering the Building or the Property or any part thereof (each, a "Mortgage"), and to each advance made or hereafter made under any Mortgage, and to all renewals, modifications, amendments, consolidations, replacements and extensions thereof and all substitutions therefore. Without limiting the foregoing, any holder of a Mortgage (each, a "Mort-agee") may elect, by providing written notice thereof to Tenant, to cause the Mortgage to be subordinate to this Lease and the rights and interests of Tenant. This
Section 12.2 shall be self-operative and no further instrument of subordination shall be required. Without limiting the foregoing, Tenant shall execute and deliver promptly any instrument confirming the subordination or superiority (as applicable) of this Lease with respect to any Mortgage, such instrument to be in form and substance satisfactory to Landlord and such Mortgagee. In the event that any Mortgagee or its respective successor in title shall succeed to the interest of Landlord, then, at the option of such Mortgagee or successor, this Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such Mortgagee or successor and to recognize such Mortgagee or successor as its Landlord hereunder. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease except that such successor landlord shall not be:

     (i) liable for any act or omission of Landlord (except to the extent such act or omission is a default under this Lease and continues beyond the date when such successor landlord succeeds to Landlord's interest and Tenant gives notice of such act or omission to such successor landlord);

     (ii) subject to any defense, claim, counterclaim, set-off or offset which Tenant may have against Landlord or any prior landlord;

     (iii) bound by any prepayment of more than one month's rent to Landlord or any prior landlord;

     (iv) bound by any obligation to make any payment to Tenant which was required to be made prior to the time such successor landlord succeeded to Landlord's interest;

     (v) bound by any obligation to perform any work or to make improvements to the Premises except for (A) repairs and maintenance required to be made by Landlord under this Lease, and (B) repairs to the Premises as a result of damage by fire or other casualty, or partial condemnation, pursuant to the provisions of this Lease, but only to the extent that such repairs can reasonably be made from the net proceeds of any insurance or condemnation awards actually made available to such successor landlord; or

     (vi) bound by any modification, amendment or renewal of this Lease made without the consent of any Mortgagee of which Tenant has been provided notice.

     The word "Mortgagee" as used in this Lease shall include the holder for the time being whenever the context permits. Notwithstanding anything to the contrary contained in Section 12.1 or in this Section 12.2, Tenant shall not be required to subordinate this Lease to any Mortgage, nor shall the subordination provided herein be self-operative unless the holder of such Mortgage shall enter into a reasonably satisfactory agreement with Tenant to the effect that, in the event of foreclosure of or similar action taken under such Mortgage, Tenant's possession of the Premises under this Lease shall not be terminated or disturbed by such Mortgagee or anyone claiming under such Mortgagee, so long as Tenant shall not be in default under this Lease.

                                   SECTION 13
                                   ----------

                            Miscellaneous Provisions
                            ------------------------

     Section  13. 1. Notices from One Party to the Other. All notices, consents,
     ----------------------------------------------------
requests, approvals, or other communications required or permitted hereunder shall be in writing and shall be addressed, if to Tenant, at the Address of Tenant set forth in Section 1. 1 hereof, or such other address as Tenant shall designate by notice in writing to Landlord and, if to Landlord, at the original Address of Landlord, with a copy to Goulston & Storrs, P.C., 400 Atlantic Avenue, Boston, MA 02110, Attn: Frank E. Litwin, Esq., or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be sent by postage certified or registered mail, with postage prepaid and return receipt requested or by a nationally recognized overnight courier service and shall be deemed duly given when delivered or tendered for delivery at such address.

     Section  13.2. Lease Not to be Recorded; Notice of Lease. Tenant agrees not
     ---------------------------------------------------------
to record this Lease, but each party hereto agrees, on request of the other, to execute a Notice of Lease in recordable form and complying with applicable Massachusetts laws, and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the rental or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this lease.

     Section  13.3.  Bind  and  Inure;  Limitation of Landlord's Liability . The
     -----------------------------------------------------------------------
obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither Landlord nor any successors thereto as owner of the Property shall be liable under this Lease except for breaches of Landlord's obligations occurring during Landlord's or such successor's respective period of ownership of the Property. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Property but not upon other assets of Landlord. No manager, member, partner, trustee, stockholder, officer, director, employee, agent, contractor or beneficiary of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Property in pursuit of its remedies or recovery of any judgment from the Landlord. Without limitation, in no event will any other general assets of Landlord and/or its managers, members, partners, trustees, stockholders, officers, employees, agents, contractors, or beneficiaries be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant or payment of any judgment obtained by Tenant. In additional and without limiting the foregoing, in no event shall Landlord be liable for any indirect or consequential damages.

     Section  13.4. Acts of God. Neither Landlord nor Tenant shall be liable for
     ---------------------------
failure to perform any obligation under this Lease in the event such party is prevented from so performing by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of commercially reasonable efforts to obtain supplies, parts, or employees necessary to furnish such services, or because of war or other emergency, or for any cause beyond such party's reasonable control (but financial inability shall never be deemed to be an event beyond either party's control), or for any cause due to any act or neglect of the other party or its servants, agents, employees, licensees, or any person claiming by, through or under such other party. The provisions of the last preceding sentence, however, shall not be applicable to, or in any way affect, reduce or abate Tenant's obligation under this Lease timely to pay all rent and other charges to be paid by Tenant pursuant to the terms hereof.

     Section  13.5.  Landlord's  Default.  Landlord shall not be deemed to be in
     ------------------------------------
default in the performance of any of its obligations hereunder unless within thirty (30) days after notice from Tenant to Landlord specifying such default Landlord has not commenced diligently to correct the default so specified, or does not thereafter diligently pursued such correction to completion.

     Section  13.6.  Brokerage. Tenant and Landlord warrant and represent to the
     --------------------------
other that neither has had any dealings with any broker or agent in connection with this Lease other than the Brokers identified in Section 1. 1. Tenant and Landlord agree to defend (with counsel approved by the other), hold harmless and indemnify the other from and against any and all claims, demands, cost, expense or liability for any compensation, commissions and charges which may be asserted against the other as a result of the other's breach of this warranty. Landlord shall pay commissions due and owing to the Brokers pursuant to its arrangements with the Brokers.

     Section  13.7. Miscellaneous. This Lease shall be governed by and construed
     -----------------------------
in accordance with the laws of the Commonwealth of Massachusetts. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and this Lease supersedes all proposals or other written documents relating hereto. All prior oral or written agreements between Landlord and Tenant relating to or affecting this Lease are incorporated in the terms of this Lease. This Lease may only be amended, modified or altered by written agreement executed by both Landlord and Tenant.

     For purposes of this Lease, whenever the words "Include", "Includes", or C4 including" are used, they shall be deemed to be followed by the words "without limitation", arid, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Lease shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question. Time is of the essence with respect to all of the terms and conditions of this Lease.

     For purposes of this Lease, "Additional Rent" shall mean all sums other than Annual Fixed Rent payable by Tenant to Landlord under this Lease, including the Operating Cost Escalation, the Real Estate Tax Escalation, payments on account of services, late charges, administrative fees, overtime charges, interest charges and other costs. In the event of non-payment of Additional Rent by the Tenant, the Landlord shall have all of the rights and remedies with respect thereto as would accrue to the Landlord for non-payment of Annual Fixed Rent. In the event of non-payment of Additional Rent by the Tenant, the Landlord shall have all of the rights and remedies with respect thereto as would accrue to the Landlord for non-payment of Annual Fixed Rent.

     If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

     Except as herein otherwise expressly provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of the Landlord and the Tenant. Each term and each provision of this lease to be performed by the Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of the Tenant is not intended to constitute a consent to assignment by the Tenant, but has reference only to those instances in which the Landlord may later give written consent to a particular assignment as required by the provisions of
Section  9.13  hereof.  '

     Except as expressly set forth herein, Landlord and Landlord's agents have made no warranties, representations, statements or promises with respect to (i) the leaseable areas of the Premises, the Building or the Property, (ii) the amount of any current or future Operating Costs or Taxes, (iii) the compliance with applicable laws, codes or other legal requirements of the Premises, the Building or the Property, or (iv) the suitability of the Premises for any particular use or purpose. Except as expressly set forth herein, no rights, easements or licenses are acquired by Tenant under this Lease by implication or otherwise. Tenant is entering into this Lease after full investigation, and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

     The submission of drafts of this Lease, and/or the negotiation thereof shall constitute neither an offer nor the acceptance of an offer, and this Lease shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

     Section  13.8. Hazardous Materials. Tenant shall not use, generate, handle,
     -----------------------------------
store, release, dispose of or transport any Hazardous Materials, or cause or permit the use, handling, storage, disposal, release or threat of release of any Hazardous Materials on, in, upon or under the Property and/or the Premises, or any part thereof. Tenant shall execute such affidavits, representations and the like, from time to time, as, may be requested by Landlord concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials in the Premises and/or the Property.

     Without limiting the foregoing, Tenant shall be responsible, at its expense, for all matters directly or indirectly based on, or arising or resulting from the actual or alleged presence of Hazardous Materials in the Premises, the Building or the Property which is caused or permitted by Tenant or anyone acting by, through or under Tenant. If the transportation, storage, use or disposal of any Hazardous Materials anywhere on the Property in connection with Tenant's use of the Premises results in (1) contamination of the soil or surface or ground water or (2) loss or damage to person(s) or property, then Tenant shall (i) notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after consultation and approval by Landlord, clean up the contamination in full compliance with all applicable Environmental Laws, and (iii) indemnify, defend and hold Landlord harmless from and against any losses, claims, actions, demands, costs, expenses, judgments and liabilities (including reasonable attorneys fees) arising from or connected with any such contamination, claim of contamination, loss or damage. No consent or approval of Landlord shall in any way be construed as imposing upon Landlord any liability for the means, methods, or manner of removal, containment or other compliance with applicable Environmental Laws for and with respect to the foregoing. Tenant shall immediately notify Landlord upon Tenant's receipt of any inquiry, notice, or threat to give notice by any governmental authority or any other third party with respect to any Hazardous Materials.

     Landlord shall not cause or permit the escape, disposal, release or threat of release of any Hazardous Materials on, in, upon or under the Property or the Premises. Landlord shall not allow the generation, storage, use or disposal of such Hazardous Materials in any manner not sanctioned by Environmental Laws or by the highest standards prevailing in the industry for the generation, storage, use and disposal of such Hazardous Materials, nor allow to be brought into the Premises or the Property, any such Hazardous Materials except for use in the ordinary course of business.

     The Landlord shall, at its own expense, remove, clean up, remedy and dispose of (in compliance with all applicable laws, rules and regulations) all Hazardous Materials generated or released by the Landlord or its officers, directors, employees, contractors, servants, invitees, agents or any other person acting under Landlord during the Term of this Lease at or from the Premises, the Building or the Property in compliance with all Environmental Laws. In performing its obligations hereunder, the Landlord shall use reasonable efforts to avoid interference with the use and enjoyment of the Building and the Property by other tenants and occupants thereof The provisions of this Section
13.9  shall  survive  expiration  or  termination  of  this  Lease.

     "Hazardous Materials" shall mean and include, without limitation, any material or substance which is (i) petroleum, (ii) asbestos, (iii) designated as a "hazardous substance" pursuant to Section' 3 11 of the Federal Water Pollution Control Act, 33 U.S.C. Sec.Sec. 1251 et seq. (33 U.S.C. Sec.Sec. 132 1) or listed in Sec. Sec. 307 of the Federal Water Pollution Control Act (33 U.S.C. SS
1317),  (iv)  defined  as  a  "hazardous  waste" pursuant to Section 1004 of the

Resource Conservation and Recovery Act, 42 U.S.C. Sec.Sec. 6901 et seq. (42 U.S.C. Sec.Sec. 6903), (v) defined as a "hazardous substance" pursuant to
Section 10 1 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U. S.C. Sec. Sec. 9601 et seq. (42 U.S.C. Sec.Sec. 9601), as amended and regulations promulgated thereunder, or (vi) defined as "oil" or a "hazardous waste", a "hazardous substance", a "hazardous material" or a "toxic material" under any other law, rule or regulation applicable to the Property, including Chapter 2 1 E of the Massachusetts General Laws, as amended and the regulations promulgated thereunder. "Environmental Laws" shall mean, without limitation, each and every law, rule, order, statute or regulation described above in this Section, together with (i) any amendments thereto, or regulations promulgated thereunder and (ii) any other laws pertaining to the protection of the environment or governing the use, release, storage, generation or disposal of Hazardous materials, whether now existing or hereafter enacted or promulgated.

     Section  13.9.  Security  Deposit
     ---------------------------------

     (a) Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease in cash as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease, including the surrender of possession of the Premises to Landlord as herein provided.

     (b) In lieu of a cash deposit, Tenant may deliver the Security Deposit to Landlord in the form of a clean, irrevocable, non-documentary and unconditional standby letter of credit (the "Letter of Credit') issued by and drawable upon either Fleet Bank or another any commercial bank, trust company, or national banking association (the "Issuing Bank") satisfactory to Landlord in its sole discretion, which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as 66+91 or "2' or numerical notation, "AA" or better by Moody's Investors Service and "AA" or better by Standard & Poor's Rating Service. Such Letter of Credit shall (a) name Landlord as beneficiary, (b) be in the amount of the Security Deposit,'(c) have a term of not less than one year, (d) permit multiple drawings, (e) be fully transferable by Landlord without the payment of any fees or charges by Landlord, and (f) otherwise be in form and content satisfactory to Landlord. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter unless the Issuing Bank sends a notice (the "Non-Renewal Notice
I) to Landlord by certified mail, return receipt requested, not less than 45 days next preceding the then expiration date of the Letter of Credit stating that the Issuing Bank has elected not to renew the Letter of Credit. By not later than 60 days prior to the stated expiration date of the Letter of Credit, Tenant shall replace the Letter of Credit with a substitute letter of credit, which substitute letter of credit shall be in the amount of the then-applicable Security Deposit and shall in all respects comply with the requirements of this
Section 13.9. -Landlord shall have the right, either (i) upon receipt of the Non-Renewal Notice, or (ii) if Landlord does not receive said substitute letter of credit by not later than 60 days prior to the stated expiration date of the existing Letter of Credit as aforesaid, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Article. The Issuing Bank shall agree with all drawers, endorsers and bona fide holders that drafts drawn under and in compliance with the terms of the Letter of Credit will be duly honored upon presentation to the Issuing Bank at an office location in Boston or another location acceptable to Landlord. The Letter of Credit shall be subject in all respects to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500.

     (c) If an Event of Default occurs under this Lease, including a default in the payment of Rent, Landlord may apply or retain the whole or any part of the cash Security Deposit or may notify the Issuing Bank and thereupon receive all or a portion of the Security Deposit represented by the Letter of Credit and use, apply, or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any Fixed Rent or any other sum as to which Tenant is in default including (a) any sum which Landlord may expend or may be required to expend by reason of Tenant's default, and/or (b) any damages to which Landlord is entitled, whether such damages accrue before or after summary process proceedings or other reentry by Landlord. If Landlord applies or retains any part of the Security Deposit, Tenant, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the Rill Security Deposit on hand at all times during the Term. If Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant after the Expiration Date and after delivery of possession of the Premises to Landlord in the manner required by.this Lease. Tenant expressly agrees that Tenant shall have no right to apply any portion of the Security Deposit against any of Tenant's obligations to pay Rent hereunder.

     (d) Upon a sale of the Property and/or the Building, as applicable, or a leasing or financing of Landlord's interest therein, Landlord shall have the right to transfer the cash Security Deposit or the Letter of Credit, as applicable, to the vendee, lessee or lender. With respect to -the Letter of Credit, within five days after notice of such sale, leasing or financing, Tenant, at its sole cost, shall arrange for the transfer of the Letter of Credit to the new landlord or the lender, as designated by Landlord in the foregoing notice or have the Letter of Credit reissued in the name of the new landlord or the lender. Tenant shall look solely to the new landlord or lender for the return of such cash Security Deposit or Letter of Credit and the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the cash Security Deposit or Letter of Credit and neither Landlord nor its successors or assigns shall be bound by any such action or attempted assignment, or encumbrance.

     (e) Provided that no Event of Default has occurred hereunder, after the first (1") anniversary of the Commencement Date Tenant may elect to reduce the amount of the Security Deposit to S20,92 8.00, in accordance with the provisions of this Section 13.9(e). if, at the time of such -election, the Security Deposit is then in the form of cash, then at any time after a reduction in the amount of the Security Deposit as aforesaid, Tenant may deliver a notice to Landlord requesting that Landlord deliver to Tenant the amount of any funds then being held by Landlord in excess of S20,928.00, if any, and within not more than thirty (30) days after receipt of such notice, Landlord shall refund to Tenant the excess amount as aforesaid. If, at the time of such election, the Security Deposit is then in the form a Letter of Credit then at any time after a reduction in the amount of the Security Deposit as aforesaid, Tenant may elect to replace the Letter of Credit with a substitute letter of credit (the "Substitute Letter of Credit"), which Substitute Letter of Credit shall be in the amount of S20,928.00, and shall in all respects comply with the requirements of this Section 13.9. Upon delivery of the Substitute Letter of Credit by Tenant, the Substitute Utter of Credit shall be deemed to be the "Letter of Credit" for all purposes under this Section 13, and the existing Letter of Credit shall be returned by Landlord to Tenant.

          WITNESS the execution hereof as an instrument under seal as of the day and year first above written.

                        Landlord:     600  METRONORTH  CORPORATE  CENTER,LLC


                          Tenant:     INTERNATIONAL  WMELESS,  INC.
                                      By:  Staley  A.  Young
                                      Hereunto  duly  authorized

                AMENDMENT TO DECLARATION OF PROTECTIVE COVENANTS
                ------------------------------------------------

     This AMENDMENT TO DECLARATION OF PROTECTIVE COVENANTS, MADE THIS 12th day of October, 1989 by WALTER J. AMITKOWSKI, JR. r as TRUSTEE OF JAMES BOND REALTY TRUST, under Declaration of Trust dated March 11, 1986 and recorded with the Middlesex South Registry District of the Land Court as Document No. 702467 with its principal place of business at 007 UndercoverWear Way, Woburn, Massachusetts, hereinafter called ("Declarant").

                              W I T N E S S E T H :

     WHEREAS,,Declarant is the owner of the real property described in Schedule A of this Amendment to Declaration (the "Premises");

     WHEREAS, Declarant desires that the Premises be developed in a manner consistent with the quality and character of a first class industrial park and consistent in overall continuity and compatibility of design,, aesthetics, landscaping and site development;

     WTHEREAS, Declarant executed a Declaration of Protective Covenants for the Premises dated May 27, 1988 recorded with. Middlesex South Registry of Deeds in Book 19153, Page 534 and filed with Middlesex South Registry District of the Land Court as Document No. 777192 declaring that the Premises and each portion thereof would be held, transferred, sold,. conveyed, leased, rented and occupied subject to and with the benefit of the covenants and restrictions set forth therein (the "Original Declaration");

     NOW,  THEREFORE,  Declarant  amends  the  Original  Declaration as follows:

Paragraph 3 of the Original Declaration governing Landscaping is amended by adding the following after the third sentence of said paragraph: "Such automatic. underground lawn sprinkling system shall not be connected to the drinking water supply lines located in the Road. At the owner's sole cost and expense, the owner

                            First Amendment to Lease
                            ------------------------


     This First Amendment to Lease (this "Amendment"), is made as of the day of___ 2001, by and between 600 METRONORTH CORPORATE CENTER, LLC, a Massachusetts limited liability company (the "Landlord') and INTERNATIONAL WIRELESS, INC., a Delaware corporation, (the "Tenant').

                                   WITNESSETH:
                                   -----------

Reference  is  hereby  made  to  the  following  facts:

     A. The Landlord and the Tenant entered into that certain lease (as modified and amended hereby, the "Lease"), dated January 8, 2001, for certain premises (the "Premises") containing 2,616 rentable square feet located on the 3' floor of the building commonly known as 120 Presidential Way (as more particularly described in the Lease, the "Building") in Woburn, Massachusetts (as more particularly described in the Lease, the "Project"). All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Lease.

     B.     Except  for  providing  Landlord's  Contribution  as  referenced  in
Section 1. 1 of the Lease, Landlord and Tenant have agreed that Landlord will have no obligation to prepare or construct the Premises for occupancy by Tenant, and that Tenant shall, at its cost and expense, perform all work necessary or required to prepare the Premises for occupancy.

     C. Landlord and Tenant have agreed to modify and amend the Lease, all in the manner hereinafter set forth.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties agree that the Lease is hereby amended as follows:

     1.     Condition  of  Premises.  Notwithstanding  anything contained in the
            ------------------------
Lease to the contrary, the Landlord shall deliver and Tenant shall take the Premises "as-is", "where is", and in all respects in the condition in which the Premises are in as of the date of this Amendment, without any other obligation on the part of Landlord to prepare or construct the Premises for Tenant's occupancy, or to construct any improvements therein or in the Building, or to provide any additional contributions or allowances in connection therewith, and without any representation or warranty (express or implied) on the part of Landlord as to the condition of the Premises.

     Subject to and in accordance with the terms and provisions of the Work Letter Agreement attached to this Amendment, Tenant shall, subject to and in accordance with the provisions of the Lease (including, without limitation, Section 9.4 thereof) perform all alterations, additions and improvements and leasehold improvement work required to prepare the Premises for occupancy and shall install within the Premises all improvements, alterations, fixtures, furnishings and equipment required in connection therewith. All of Tenant's work in the Premises shall be coordinated with any work being performed by Landlord and in such manner as to maintain harmonious labor relations. In no event shall any such work by Tenant damage the Building or the Property. Notwithstanding the foregoing, the provisions of Sections 3.1, 3.2, 3.3 of the Lease shall have no applicability and be of no force and effect with respect to the Premises.

     2.     Reference  Information.  Section 1. 1 of the Lease is hereby amended
            -----------------------
by deleting the definitions of "Commencement Date" and replacing said definition with the following:

            COMMENCEMENT DATE     May 1, 2001.

     3.     Brokerage.  Tenant warrants and represents to Landlord, and Landlord
            ---------
warrants and represents to Tenant, that it has dealt with no broker or agent in connection with this Amendment, other than the Brokers named in Section 1. 1 of the Lease. Each of Tenant and Landlord shall indemnify and hold harmless the other from and against any and all loss, cost and expense (including attorneys' fees) arising out of or resulting fi7om any breach of said warranty and representation by the indemnifying party, including any claims for a brokerage commission, finder's fee or similar compensation made by any person arising out of or in connection with this Amendment. Landlord shall pay commissions due and owing to the Brokers pursuant to its arrangements with the Brokers and shall indemnify and hold Tenant harmless with respect to all claims and demands made by, and amounts payable to, the Brokers.

     4.     Miscellaneous.  Tenant hereby represents and warrants to Landlord as
            -------------
follows: (i) the execution and delivery of this Amendment by Tenant has been duly authorized by all requisite corporate action; (ii) neither the Lease nor the interest of the Tenant therein has been assigned, sublet, encumbered or otherwise transferred; (iii) to the best knowledge of the Tenant, there are no defenses or counterclaims to the enforcement of the Lease or the liabilities and obligations of the Tenant thereunder; (iv) Tenant is not entitled to any offset, abatement or reduction of rent under the Lease; (v) to the best knowledge of Tenant, neither Landlord or Tenant is in breach or default of any its respective obligations under the Lease; and (vi) Landlord has performed all work and constructed all improvements, and provided all allowances and contributions, required pursuant to the Lease. Except as expressly and specifically set forth herein, the Lease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Lease shall remain unaltered and unmodified and in full force and effect throughout the balance of the term of the Lease, as extended hereby. Except as expressly set forth herein, all of the covenants, representations and warranties made by the Tenant contained in the Lease are hereby remade, reaffirmed and ratified as of the date hereof

     EXECUTED as an instrument under seal as of the date and year first above written.


                                      600  METRONORTH  CORPORATE
                                      CENTER,LLC


                                      By:
                                      Its:

                                      INTERNATIONAL  WIRELESS,  INC.

                                      /s/  Stanley  A,  Young
                                      ----------------------------
                                      By:  Stanley  A.  Young
                                      Its:
                                      Hereunto  duly  authorized

                                    EXHIBIT A

                              WORK LETTER AGREEMENT

     This Work Letter is attached to and made a part of that certain First Amendment to Lease, dated as of March _, 2001, by and between 600 MetroNorth Corporate Center, LLC ("Landlord') and International Wireless, Inc. ("Tenant") for Premises in the Building located at 120 Presidential Way, Woburn, Massachusetts.

I.    Plans  and  Specifications  for  the  Premises.
      -----------------------------------------------

     (a) The Landlord's architect shall prepare a space block plan (the "Space Plan") for the Premises. Based on the Space Plan, Tenant's architects and engineers shall prepare shop drawings and plans (the "Tenant Plans") including mechanical, electrical and plumbing plans and specifications for the Premises on a "design-build" basis, at Tenant's sole cost and expense, which Tenant Plans shall include all improvement work desired by Tenant to prepare the Premises for Tenant's occupancy (the "TI Work"). Tenant's architects and engineers shall submit the Tenant Plans to all applicable governmental authorities. Tenant shall submit copies of all Tenant Plans to both Landlord and Landlord's Construction Representative for their written approval concurrent with submission thereof to the governmental authorities, which approval shall not be unreasonably withheld. Landlord and/or Landlord's Construction Representative shall not be deemed unreasonable for withholding approval of such proposed Tenant Plans (or of any proposed change order, modification or amendment described in Section l(c) below) for any of, without limitation, the following reasons: (i) the proposed TI Work might adversely affect any structural or exterior element of the Building or the Property or any portion thereof, or (ii) the proposed TI Work might, in Landlord's (or Landlord's Construction Representative's) reasonable opinion, adversely affect the value of the Building or the Property or any portion thereof, or (iii) the proposed TI Work might, in Landlord's (or Landlord's Construction Representative's) reasonable opinion, adversely affect the proper functioning of the Building common facilities or any portion thereof, or (iv) the proposed TI Work might result in a material increase in Operating Costs. Landlord and Landlord's Construction Representative shall respond promptly after receipt of the proposed Tenant Plans and shall approve or disapprove the same within three (3) business days after receipt thereof. Tenant shall be solely responsible for obtaining all permits and approvals required to perform the TI Work and/or to occupy the Premises, and Landlord shall have no responsibilities or obligations, of any kind in connection therewith.

     (b) The Tenant Plans (i) if required by applicable laws or codes, must be prepared under the supervision of a Massachusetts registered architect and/or registered engineer, and shall have affixed thereto a Commonwealth of Massachusetts registration stamp, (ii) shall comply with the building codes for the City of Woburn and the Commonwealth of Massachusetts, and (iii) shall be in a form satisfactory to appropriate government authorities responsible for issuing permits and licenses required for the construction of the TI Work.

           (c) All proposed "material" change orders, modifications, and amendments to the Tenant Plans shall be submitted to Landlord for its prior written approval. (As used herein, a material change order, modification or amendment, shall mean any such change order, modification or amendment which individually or in the aggregate results in an increase in the cost of Tenant's Work in excess of $10,000.00) Landlord shall respond promptly after receipt thereof, and shall approve or disapprove the same within two (2) business days after receipt thereof.

      2.     Tenant's  Performance  of  the  TI  Work.
             -----------------------------------------

             Tenant shall commence construction of the TI Work promptly following the approval of the Tenant Plans and receipt of applicable permits and licenses, and shall thereafter, with reasonable diligence, perform- such work until the same has been completed. Tenant shall perform the TI Work in accordance with the Tenant Plans, at Tenant's cost and expense (subject only to

Landlord's obligations set forth below to fund the Landlord's Contribution), in accordance with all of the provisions of the Lease, including, without limitation, the provisions of Section 9.4 of the Lease. It is understood and agreed that Landlord is under no obligation to make any structural or other alterations, decorations, additions or improvements in or to the Premises. The TI Work will be performed by a general contractor approved in advance, in writing, by Landlord. The following TI Work may be performed only during non-business hours: debris removal; work likely to cause disruption to other tenants of the Project on account of noise, vibration or odor. Without limitation, Tenant shall repair any damage caused by or resulting from the performance of the TI Work.

      3.     Landlord's  Contribution.
             -------------------------

     Landlord shall pay the Landlord's Contribution to Tenant to reimburse Tenant for the costs actually incurred by Tenant in performing the TI Work ("Tenant's Costs"). The Landlord's Contribution may be applied toward hard construction costs incurred by Tenant in performing the TI Work, but shall not be applied toward soft costs or toward the acquisition or leasing of furniture, office equipment or other personal property of Tenant. The payment of the Landlord's Contribution shall be subject to the satisfaction of all of the following conditions precedent:

          (i) all of the TI Work shall have been finally completed and all of Tenant's obligations with respect thereto shall have been completed and performed in all respects in accordance therewith;

          (ii) Tenant shall have furnished to Landlord evidence reasonably satisfactory to Landlord that all of the TI Work has been paid for in full;

          (iii) Tenant shall have furnished to Landlord evidence reasonably satisfactory to Landlord of the total amount that has been expended by Tenant on account of Tenant's Costs;

          (iv) Tenant shall have furnished to Landlord an affidavit of Tenant's general contractor, in form and substance reasonably satisfactory to Landlord, dated no earlier than the date of final completion, stating that any and all amounts due to said general contractor and all subcontractors and other parties attributable to labor and materials furnished in connection with the TI Work have been paid in full;

           (v) Tenant shall have furnished to Landlord executed affidavits and lien waivers from said general contractor and said subcontractors and other parties stating that such parties have been paid all amounts due to them through and including the date of final completion and waiving any and all liens attributable to labor and materials furnished by such parties in connection with the TI Work through and including such date;

         (vi) Tenant shall have furnished Landlord with copies of all governmental approvals, including, without limitation, a permanent certificate of occupancy, necessary for Tenant to occupy the Premises; and

        (vii)    Tenant  is  not  then  in  default under the Lease.

     If Tenant satisfies the foregoing conditions precedent, Landlord shall pay over to Tenant the balance of the Landlord's Contribution or, if Tenant has spent less, the balance of the amount actually incurred by Tenant on account of Tenant's Costs.